UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157

Franklin Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 1/31/20

Item 1.	Reports to Stockholders.

Franklin International Growth Fund	Franklin International Small Cap Fund

Formerly, Franklin International Small Cap Growth Fund

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Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended January 31, 2020, global economic growth moderated amid ongoing U.S.-China trade disputes, but interest rate cuts from many central banks and the easing of trade tensions since mid-December provided a boost for equities worldwide. However, in January 2020, the identification of a novel coronavirus outbreak hindered stocks, particularly in Asia. The European Central Bank left its headline refinancing rate unchanged during the period but lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks. The U.S. Federal Reserve (Fed) cut the federal funds target rate twice during the period, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the supportive economic policy and the Fed indicated that a return to a tighter monetary policy in 2020 was unlikely given the economic climate. In this environment, stocks in global developed markets excluding the U.S. and Canada ended the period with positive returns, as measured by the MSCI Europe, Australasia and Far East Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Global Trust 3’s semiannual report includes more detail about prevailing conditions and discussions about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Global Trust

This letter reflects our analysis and opinions as of January 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted strong returns during the reporting period. Although global economic growth remained tepid, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. However, in January 2020, the emergence of a novel coronavirus and investor fears of economic disruption weighed on stocks, particularly in Asia.

In the U.S., steady economic growth also supported equities, as healthy consumer spending and a strong labor market helped drive the economy. The unemployment rate fell to 3.5% in late 2019, the lowest unemployment rate in 50 years, before ending the period at 3.6%.1 Wages also grew, albeit at a moderate pace, and inflation remained historically low despite a slight increase late in the reporting period. Although the consumer sector remained strong, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets as it adopted a more accommodative monetary policy. The Fed cut the federal funds target rate two times during the period, lowering it to a range of 1.50%–1.75%. In addition, U.S. government spending also boosted economic growth. Stocks responded positively to the supportive economic policy, especially the interest-rate cuts, and the Fed indicated in January that a return to a tighter monetary policy in 2020 was unlikely given the economic climate.

Growth was tepid in the eurozone, particularly in Germany, the largest economy in the region. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. Growth also remained persistently low in Italy, where political uncertainty and a large budget deficit weighed on the economy. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index, posted strong returns overall, as easing trade tensions buoyed investor optimism and an electoral victory by the U.K. Conservative Party in December 2019 alleviated uncertainty surrounding Brexit, which subsequently occurred in January 2020. Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid monetary stimulus from the Bank of Japan and fiscal stimulus from the government. The trade conflict between the U.S. and China was a significant source of volatility for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement reached between the two countries in December 2019 propelled Asian developed and emerging market stocks, although some of these gains were reversed following the outbreak of the novel coronavirus. Overall, Asian stocks posted strong returns during the period, as measured by the MSCI All Country Asia Index.

Emerging market stocks, as measured by the MSCI Emerging Markets Index, posted modest gains during the period, despite experiencing several sharp selloffs. In aggregate, economic growth slowed somewhat but remained relatively solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period, which, along with resilient GDP growth, provided a supportive environment for equities. However, emerging market stocks were negatively impacted by the spread of the novel coronavirus near period-end.

The foregoing information reflects our analysis and opinions as of January 31, 2020. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin International Growth Fund

This semiannual report for Franklin International Growth Fund covers the six months ended January 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside of the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Performance Overview

For the six months ended January 31, 2020, the Fund’s Class A shares posted a +13.82% cumulative total return. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia and Far East (EAFE) Index-NR, posted a +6.12% total return.1 Also for comparison, the Fund’s secondary benchmark, the MSCI EAFE Index posted a +6.24% total return.1 Both indexes measure global developed stock market performance excluding the U.S. and Canada, taking into account the impact of foreign withholding taxes for the NR index. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth

Geographic Composition

Based on Total Net Assets as of 1/31/20

investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation. The investment manager’s process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

Manager’s Discussion

During the six months under review, an overweighting and stock selection in the information technology (IT) sector supported relative results.2 Stock selection in the consumer discretionary and materials sectors also boosted relative performance.3

In IT, Canada-based Shopify (not part of the Index) supported relative performance as demand from online retailers for its software and services remained robust. Moreover, the company’s new logistics offering could drive further demand for its products. Other contributors in the

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.

2. The IT sector comprises electronic IT services, semiconductors and semiconductor equipment, and software in the SOI.

3. The consumer discretionary sector comprises auto components, diversified consumer services, and internet and direct marketing retail in the SOI. The materials sector comprises chemicals in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 22.

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FRANKLIN INTERNATIONAL GROWTH FUND

sector included U.K.-based cybersecurity software and hardware company Sophos Group (not part of the Index, not held at period-end), which benefited from a private equity takeover, and Dutch online payments platform Adyen.

Relative contributors in consumer discretionary included off-benchmark positions in China-based tutoring services provider TAL Education Group and U.K.-based fashion brand and online retailer boohoo Group. Enrollment trends for TAL Education’s online and live classes have been strong in recent quarters. Meanwhile, boohoo has seen strong demand for its brands, and recent acquisitions have further supported growth trends for the firm.

Top 10 Countries

1/31/20

% of Total Net Assets

U.K.	24.5%

Germany	14.5%

Netherlands	9.4%

Australia	6.5%

Canada	6.1%

Denmark	6.1%

Belgium	6.1%

Japan	5.8%

Argentina	3.5%

China	3.5%

In materials, Belgium-based clean energy materials company Umicore supported relative performance. The company benefited from easing concerns about the impact a temporary slowdown in the Chinese electrical vehicle market would have on its battery business. We believe the company is well positioned to benefit from increasing electrical vehicle production over the longer term, as well as the need for battery recycling services.

In other sectors, Australian biotechnology company CSL helped relative results.

In contrast, stock selection in the health care, consumer staples and energy sectors hurt results.4

In health care, U.K.-based medical device maker LivaNova (not part of the Index) hurt relative performance due to short-term weakness in its neuromodulation business. We believe the company’s strong market position in both cardiac

Top 10 Sectors/Industries

1/31/20

% of Total Net Assets

IT Services	12.3%

Software	9.9%

Chemicals	9.1%

Health Care Equipment & Supplies	9.0%

Internet & Direct Marketing Retail	6.9%

Aerospace & Defense	6.0%

Banks	5.8%

Media	5.7%

Pharmaceuticals	5.5%

Capital Markets	4.4%

surgery and neurostimulation products should support longer-term growth.

In consumer staples, U.K.-based beverage mixer maker Fevertree Drinks (not part of the Index) curbed relative performance due to continued concerns about the slowdown in the U.K. market and the company’s struggles to gain greater traction in the U.S.

In energy, U.K.-based oilfield services firm John Wood Group (not held at period-end) undermined relative performance due to ongoing concerns about its efforts to reduce debt and the uncertain capital spending environment in the oil and gas industry.

Elsewhere, Irish video game outsourcing services provider Keywords Studios (not part of the Index) hurt relative performance. Nonetheless, we believe the company should continue to see robust long-term growth as more video game developers use outsourcing services for player support, art, and audio development and engineering. Japanese media and gaming company CyberAgent also hurt results. The company’s advertising business struggled in recent quarters, despite some encouraging signs in its gaming business. British online food delivery platform JUST EAT was another relative detractor.

Regionally, stock selection in Europe and Asia helped relative results. Off-benchmark holdings in North America also contributed due to strong performance in Canada. No regions as a whole hurt relative results, but an under-weighting in Japan did detract from performance.

4. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI. The consumer staples sector comprises beverages in the SOI. The Fund had no energy holdings at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL GROWTH FUND

Top 10 Holdings

1/31/20

Company Sector/Industry, Country	% of Total Net Assets

Adyen NV IT Services, Netherlands	3.5%

MercadoLibre Inc. Internet & Direct Marketing Retail, Argentina	3.5%

TAL Education Group Diversified Consumer Services, China	3.5%

boohoo Group PLC Internet & Direct Marketing Retail, U.K.	3.4%

Shopify Inc., A IT Services, Canada	3.4%

Deutsche Boerse AG Capital Markets, Germany	3.4%

CSL Ltd. Biotechnology, Australia	3.4%

Umicore SA Chemicals, Belgium	3.4%

MTU Aero Engines AG Aerospace & Defense, Germany	3.3%

Experian PLC Professional Services, U.K.	3.2%

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2020, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

Donald G. Huber, CFA

John Remmert

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INTERNATIONAL GROWTH FUND

Performance Summary as of January 31, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 1/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]
A4

6-Month	+13.82%		+7.57%

1-Year	+24.73%		+17.84%

5-Year	+61.46%		+8.82%

10-Year	+121.51%		+7.67%

Advisor

6-Month	+14.06%		+14.06%

1-Year	+25.06%		+25.06%

5-Year	+63.58%		+10.34%

10-Year	+127.62%		+8.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL GROWTH FUND

PERFORMANCE SUMMARY

Distributions (8/1/19–1/31/20)

Share Class	Net Investment Income

A	$0.0210

C	$ —

R	$ —

R6	$0.0729

Advisor	$0.0504

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	1.13%	1.21%

Advisor	0.88%	0.96%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/20. Fund investment results reflect the expense reduction and fee waiver, without these reductions, the result would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18 these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN INTERNATIONAL GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 8/1/19	Ending Account Value 1/31/20	Expenses Paid During Period 8/1/19–1/31/201, [2]	Ending Account Value 1/31/20	Expenses Paid During Period 8/1/19–1/31/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,138.20	$5.86	$1,019.66	$5.53	1.09%
C	$1,000	$1,134.20	$9.87	$1,015.89	$9.32	1.84%
R	$1,000	$1,137.20	$7.15	$1,018.45	$6.75	1.33%
R6	$1,000	$1,140.50	$3.71	$1,021.67	$3.51	0.69%
Advisor	$1,000	$1,140.60	$4.52	$1,020.91	$4.27	0.84%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin International Small Cap Fund

Formerly, Franklin International Small Cap Growth Fund

This semiannual report for Franklin International Small Cap Fund covers the six months ended January 31, 2020. Effective June 3, 2013, the Fund closed to new investors, with limited exceptions.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the MSCI Europe, Australasia and Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Performance Overview

For the six months ended January 31, 2020, the Fund’s Class A shares posted a -0.60% cumulative total return. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia and Far East (EAFE) Small Cap Index-NR, posted a +8.59% total return.1 Also for comparison, the Fund’s secondary benchmark, the MSCI EAFE Small Cap Index posted a +8.70% total return.1 Both indexes track small cap equity performance in global developed markets excluding the U.S. and Canada, taking into account the impact of foreign withholding taxes for the NR index. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition

Based on Total Net Assets as of 1/31/20

Investment Strategy

In choosing individual equity investments, we use a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive returns with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage, and they tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct a thorough analysis to establish its earnings prospects and determine its value. Overall, we seek to invest in growth companies with attractive valuations. The investment manager’s process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 29.

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FRANKLIN INTERNATIONAL SMALL CAP FUND

Although we seek to outperform the MSCI EAFE Small Cap (Net Dividends) Index, the Fund may take positions that are not represented in the index.

Manager’s Discussion

During the six months under review, relative detractors included an overweighting and stock selection in the energy sector along with stock selection and an underweighting in the real estate sector.2 Stock selection in the financials sector also hurt relative results.3

In the energy sector, John Wood Group, a U.K.-based oilfield services firm, and Borr Drilling, a Norway-based drilling rig provider, detracted from relative performance as the oil and gas industry spending environment remained challenging. At John Wood Group, we expect cash flow to rise over the next year and that extra expenses related to the acquisition will dissipate, which we believe should lead to an improved balance sheet. Borr Drilling has been facing near-term questions about its liquidity, but demand and day rates for rigs have begun to recover.

Top 10 Countries

1/31/20

% of Total Net Assets

U.K.	19.2%

Spain	12.6%

Sweden	8.2%

Canada	8.0%

U.S.	7.7%

France	5.5%

Ireland	4.7%

Chile	4.6%

Hong Kong	4.1%

Singapore	3.7%

In real estate, Spain-based real estate investment trust Lar Espana Real Estate Socimi hindered relative performance as a rumored takeover offer never materialized. Nevertheless, we believe Lar Espana should continue to benefit from the recovery in the Spanish property market and strength in the domestic economy. Hong Kong-based property firm Hang Lung Group also hurt performance due to anti-government

Top 10 Sectors/Industries

1/31/20

% of Total Net Assets

Commercial Services & Supplies	12.7%

Insurance	9.0%

Food Products	7.4%

Marine	6.8%

Energy Equipment & Services	6.3%

Media	5.9%

Equity Real Estate Investment Trusts (REITs)	5.5%

Real Estate Management & Development	5.3%

Food & Staples Retailing	4.7%

Capital Markets	4.1%

protests in Hong Kong, which have created a more uncertain economic environment. Despite the company’s near-term weakness, we expect it to benefit from rising consumer spending in China over the longer term.

In financials, Canada-based Fairfax India Holdings (not part of the Index), an investment firm focused on India, detracted from relative results amid a more challenging environment for emerging markets over part of the reporting period. We believe that the companies Fairfax India has invested in, such as the Bangalore Airport, should experience robust long-term growth.

In other sectors, Greek shipping operator Diana Shipping and Danish facility services ISS hurt relative performance.

In contrast, stock selection in the consumer discretionary and consumer staples contributed to relative results.4

In consumer discretionary, U.K.-based floor covering distributor Headlam Group (not part of the Index) contributed to relative performance. Domestically focused U.K. stocks rose after the December 2019 elections gave the Conservative Party a large parliamentary majority and paved the way for the U.K. to leave the European Union. Fundamentally, in our analysis, Headlam continues to take market share and grow its business.

Consumer staples companies Scandinavian Tobacco Group, a Denmark-based cigar manufacturer, and Cloetta, a

2. The energy sector comprises energy equipment and services in the SOI. The real estate sector comprises equity real estate investment trusts (REITs) and real estate management and development in the SOI.

3. The financials sector comprises capital markets and insurance in the SOI.

4. The consumer discretionary sector comprises distributors; hotels, restaurants and leisure; and internet and direct marketing retail in the SOI. The consumer staples sector comprises food and staples retailing, food products and tobacco in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL SMALL CAP FUND

Top 10 Holdings

1/31/20

Company Sector/Industry, Country	% of Total Net Assets

Lar Espana Real Estate Socimi SA Equity Real Estate Investment Trusts (REITs), Spain	5.5%

Total Produce PLC Food & Staples Retailing, Ireland	4.7%

John Wood Group PLC Energy Equipment & Services, U.K.	4.7%

Liberty Latin America Ltd. Media, Chile	4.6%

Biffa PLC Commercial Services & Supplies, U.K.	4.1%

Fairfax Financial Holdings Ltd. Insurance, Canada	4.1%

Hang Lung Group Ltd. Real Estate Management & Development, Hong Kong	4.1%

Clarkson PLC Marine, U.K.	4.0%

Zardoya Otis SA Machinery, Spain	4.0%

Elis SA Commercial Services & Supplies, France	4.0%

Sweden-based candy maker, supported relative results. Shares of Scandinavian Tobacco Group recovered as the company overcame recent distribution issues in the U.S. and exhibited better growth trends. Cloetta, meanwhile, recently reported strong growth in both its packaged candy and pick-and-mix candy businesses.

In industrials, U.K.-based waste management firm Biffa boosted relative performance. Investor sentiment increased following a set of strong earnings reports in recent quarters, which were partly due to an improvement in its collections business. U.K.-based shipping broker Clarkson (not part of the Index) also contributed due to optimism about easing tensions between the U.S. and China following the signing of the first phase of a trade deal. Spanish elevator and escalator manufacturer Zardoya Otis helped performance as well.

Elsewhere, Bermuda-based reinsurer Arch Capital Group contributed to relative results.

Regionally, relative detractors included stock selection in Europe, an overweighting in North America and stock selection in Asia. No regions contributed to relative performance, but underweightings in Australia and Japan did help results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2020, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Franklin International Small Cap Fund. We look forward to serving your future investment needs.

Edwin Lugo, CFA Lead Portfolio Manager

Pankaj Nevatia, CFA Portfolio Manager

12	Semiannual Report	franklintempleton.com

FRANKLIN INTERNATIONAL SMALL CAP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INTERNATIONAL SMALL CAP FUND

Performance Summary as of January 31, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 1/31/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]
A3

6-Month	-0.60%		-6.06%

1-Year	-2.26%		-7.64%

5-Year	+16.20%		+1.89%

10-Year	+87.32%		+5.88%

Advisor

6-Month	-0.47%		-0.47%

1-Year	-2.01%		-2.01%

5-Year	+17.65%		+3.30%

10-Year	+92.29%		+6.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 15 for Performance Summary footnotes.

14	Semiannual Report	franklintempleton.com

FRANKLIN INTERNATIONAL SMALL CAP FUND

PERFORMANCE SUMMARY

Distributions (8/1/19–1/31/20)

Share Class	Long-Term Capital Gain

A	$0.8938

C	$0.8938

R	$0.8938

R6	$0.8938

Advisor	$0.8938

Total Annual Operating Expenses4

Share Class

A	1.41%

Advisor	1.16%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is intended for long-term investors who are comfortable with fluctuation in the value of their investment, especially over the short term. Smaller, relatively new and/or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. Investments in emerging markets involve heightened risks relating to the same factors. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18 these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN INTERNATIONAL SMALL CAP FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 8/1/19	Ending Account Value 1/31/20	Expenses Paid During Period 8/1/19–1/31/201, [2]	Ending Account Value 1/31/20	Expenses Paid During Period 8/1/19–1/31/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$994.00	$ 7.57	$1,017.55	$ 7.66	1.51%
C	$1,000	$990.20	$11.31	$1,013.77	$11.44	2.26%
R	$1,000	$992.80	$ 8.82	$1,016.29	$ 8.92	1.76%
R6	$1,000	$995.90	$ 5.27	$1,019.86	$ 5.33	1.05%
Advisor	$1,000	$995.30	$ 6.32	$1,018.80	$ 6.39	1.26%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

16	Semiannual Report	franklintempleton.com

FRANKLIN GLOBAL TRUST

Financial Highlights

Franklin International Growth Fund

	Six Months Ended January 31, 2020	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.62	$15.31	$13.18	$11.07	$11.16	$11.40

Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	0.04	0.06	0.05	0.03	0.06
Net realized and unrealized gains (losses)	2.06	(0.50)	2.26	2.12	(0.12)	(0.20)

Total from investment operations	2.03	(0.46)	2.32	2.17	(0.09)	(0.14)

Less distributions from:
Net investment income	(0.02)	(0.03)	—	(0.06)	(—)[c]	(0.03)
Net realized gains	—	(0.20)	(0.19)	—	—	(0.07)

Total distributions	(0.02)	(0.23)	(0.19)	(0.06)	(—)[c]	(0.10)

Net asset value, end of period	$16.63	$14.62	$15.31	$13.18	$11.07	$11.16

Total return[d]	13.82%	(2.62)%	17.73%	19.70%	(0.80)%	(1.13)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.17%	1.19%	1.27%	1.54%	1.65%	1.72%

Expenses net of waiver and payments by affiliates and expense reduction	1.09% [f]	1.05% [f]	1.15% [f]	1.31% [f]	1.44%[f]	1.49%

Net investment income (loss)	(0.31)%	0.32%	0.43%	0.37%	0.25%	0.61%

Supplemental data

Net assets, end of period (000’s)	$479,090	$289,944	$161,607	$185,680	$169,994	$182,825

Portfolio turnover rate	17.25%	18.11%	58.36%	28.66%	27.27%	47.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Six Months Ended January 31, 2020		Year Ended July 31,
	(unaudited)		2019	2018	2017		2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.00		$14.74	$12.80	$10.77		$10.94	$11.22

Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)		(0.06)	(0.03)	(0.04)		(0.05)	(0.01)
Net realized and unrealized gains (losses)	1.97		(0.48)	2.16	2.07		(0.12)	(0.20)

Total from investment operations	1.89		(0.54)	2.13	2.03		(0.17)	(0.21)

Less distributions from:
Net realized gains	—		(0.20)	(0.19)	—		—	(0.07)
Net asset value, end of period	$15.89		$14.00	$14.74	$12.80		$10.77	$10.94

Total return[c]	13.42%		(3.34)%	16.76%	18.85%		(1.55)%	(1.84)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates and expense reduction	1.92%		1.94%	2.02%	2.29%		2.40%	2.42%

Expenses net of waiver and payments by affiliates and expense reduction	1.84%	[e]	1.80% [e]	1.90% [e]	2.06%	[e]	2.19% [e]	2.19%

Net investment income (loss)	(1.06)%		(0.43)%	(0.32)%	(0.38)%		(0.50)%	(0.09)%

Supplemental data

Net assets, end of period (000’s)	$35,294		$27,397	$22,542	$8,702		$6,773	$7,179

Portfolio turnover rate	17.25%		18.11%	58.36%	28.66%		27.27%	47.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Six Months Ended January 31, 2020		Year Ended July 31,
	(unaudited)		2019	2018	2017	2016	2015

Class R

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.50		$15.21	$13.16	$11.02	$11.15	$11.38

Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)		— [c]	0.04	0.02	(—)[c]	0.04
Net realized and unrealized gains (losses)	2.03		(0.48)	2.22	2.13	(0.12)	(0.19)

Total from investment operations	1.99		(0.48)	2.26	2.15	(0.12)	(0.15)

Less distributions from:
Net investment income	—		(0.03)	(0.02)	(0.01)	(0.01)	(0.01)
Net realized gains	—		(0.20)	(0.19)	—	—	(0.07)

Total distributions	—		(0.23)	(0.21)	(0.01)	(0.01)	(0.08)

Net asset value, end of period	$16.49		$14.50	$15.21	$13.16	$11.02	$11.15

Total return[d]	13.72%		(2.88)%	17.34%	19.54%	(1.10)%	(1.31)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.41%		1.43%	1.49%	1.76%	1.90%	1.92%

Expenses net of waiver and payments by affiliates and expense reduction	1.33%	[f]	1.29% [f]	1.37% [f]	1.53% [f]	1.69%[f]	1.69%

Net investment income (loss)	(0.55)%		0.08%	0.21%	0.15%	(—)% [g]	0.41%

Supplemental data

Net assets, end of period (000’s)	$1,996		$1,848	$1,086	$371	$295	$363

Portfolio turnover rate	17.25%		18.11%	58.36%	28.66%	27.27%	47.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Six Months Ended January 31, 2020	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.69	$15.34	$13.25	$11.15	$11.25	$11.48

Income from investment operations[a]:
Net investment income[b]	0.01	0.08	0.12	0.08	0.07	0.15
Net realized and unrealized gains (losses)	2.05	(0.48)	2.26	2.15	(0.12)	(0.23)

Total from investment operations	2.06	(0.40)	2.38	2.23	(0.05)	(0.08)

Less distributions from:
Net investment income	(0.07)	(0.05)	(0.10)	(0.13)	(0.05)	(0.08)
Net realized gains	—	(0.20)	(0.19)	—	—	(0.07)

Total distributions	(0.07)	(0.25)	(0.29)	(0.13)	(0.05)	(0.15)

Net asset value, end of period	$16.68	$14.69	$15.34	$13.25	$11.15	$11.25

Total return[c]	14.05%	(2.26)%	18.15%	20.26%	(0.39)%	(0.62)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates and expense reduction	0.80%	0.84%	0.85%	0.90%	1.01%	1.02%

Expenses net of waiver and payments by affiliates and expense reduction	0.69% [e]	0.66% [e]	0.71% [e]	0.88% [e]	1.00% [e]	1.02% [f]

Net investment income	0.09%	0.71%	0.87%	0.80%	0.69%	1.08%

Supplemental data

Net assets, end of period (000’s)	$338,764	$344,257	$83,292	$54,347	$122,862	$137,950

Portfolio turnover rate	17.25%	18.11%	58.36%	28.66%	27.27%	47.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Six Months Ended January 31, 2020	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.66	$15.33	$13.24	$11.13	$11.24	$11.47

Income from investment operations[a]:
Net investment income (loss)[b]	(—)[c]	0.09	0.10	0.08	0.05	0.10
Net realized and unrealized gains (losses)	2.05	(0.51)	2.26	2.13	(0.12)	(0.20)

Total from investment operations	2.05	(0.42)	2.36	2.21	(0.07)	(0.10)

Less distributions from:
Net investment income	(0.05)	(0.05)	(0.08)	(0.10)	(0.04)	(0.06)
Net realized gains	—	(0.20)	(0.19)	—	—	(0.07)

Total distributions	(0.05)	(0.25)	(0.27)	(0.10)	(0.04)	(0.13)

Net asset value, end of period	$16.66	$14.66	$15.33	$13.24	$11.13	$11.24

Total return[d]	14.06%	(2.45)%	17.98%	20.04%	(0.62)%	(0.76)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.92%	0.94%	1.02%	1.29%	1.40%	1.42%

Expenses net of waiver and payments by affiliates and expense reduction	0.84% [f]	0.80% [f]	0.90% [f]	1.06% [f]	1.19%[f]	1.19%

Net investment income (loss)	(0.06)%	0.57%	0.68%	0.62%	0.50%	0.91%

Supplemental data

Net assets, end of period (000’s)	$1,036,627	$863,973	$294,254	$147,926	$110,441	$126,130

Portfolio turnover rate	17.25%	18.11%	58.36%	28.66%	27.27%	47.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2020 (unaudited)

Franklin International Growth Fund

	Country	Shares	Value

Common Stocks 96.6%
Aerospace & Defense 6.0%
CAE Inc.	Canada	1,750,000	$51,898,376
MTU Aero Engines AG	Germany	205,000	62,092,924

			113,991,300

Air Freight & Logistics 2.9%
DSV Panalpina A/S	Denmark	500,000	54,288,001

Auto Components 2.5%
Aptiv PLC	United States	547,000	46,380,130

Banks 5.8%
FinecoBank Banca Fineco SpA	Italy	4,930,000	57,825,258
[a,b]Irish Bank Resolution Corp. Ltd.	Ireland	11,500	—
KBC Groep NV	Belgium	695,000	51,000,468

			108,825,726

Beverages 1.8%
Fevertree Drinks PLC	United Kingdom	1,900,000	34,486,177

Biotechnology 3.4%
CSL Ltd.	Australia	310,000	63,752,500

Capital Markets 4.4%
Deutsche Boerse AG	Germany	395,000	64,123,580
Intermediate Capital Group PLC	United Kingdom	850,000	19,489,791

			83,613,371

Chemicals 9.1%
Koninklijke DSM NV	Netherlands	450,000	55,052,661
Symrise AG	Germany	520,000	53,437,395
Umicore SA	Belgium	1,380,000	63,545,576

			172,035,632

Diversified Consumer Services 3.5%
[a]TAL Education Group, ADR	China	1,310,000	65,369,000

Health Care Equipment & Supplies 9.0%
Cochlear Ltd.	Australia	375,000	59,720,360
GN Store Nord AS	Denmark	1,220,000	60,516,142
[a]LivaNova PLC	United Kingdom	750,000	50,977,500

			171,214,002

Internet & Direct Marketing Retail 6.9%
[a]boohoo Group PLC	United Kingdom	16,200,000	64,570,287
[a]MercadoLibre Inc.	Argentina	100,000	66,300,000

			130,870,287

IT Services 12.3%
[a]Adyen NV	Netherlands	72,000	66,362,663
[a]InterXion Holding NV	Netherlands	651,000	56,656,530
Keywords Studios PLC	Ireland	2,800,000	45,421,389
[a]Shopify Inc., A	Canada	138,000	64,261,080

			232,701,662

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FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin International Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Media 5.7%
Ascential PLC	United Kingdom	10,300,000	$49,501,450
CyberAgent Inc.	Japan	1,445,000	58,866,667

			108,368,117

Pharmaceuticals 5.5%
Hikma Pharmaceuticals PLC	United Kingdom	2,180,000	52,629,289
Santen Pharmaceutical Co. Ltd.	Japan	2,700,000	51,222,146

			103,851,435

Professional Services 3.2%
Experian PLC	United Kingdom	1,750,000	60,900,107

Semiconductors & Semiconductor Equipment 1.9%
Infineon Technologies AG	Germany	1,700,000	36,524,311

Software 9.9%
AVEVA Group PLC	United Kingdom	450,000	29,173,491
[a]CyberArk Software Ltd.	Israel	350,000	48,380,500
The Sage Group PLC	United Kingdom	5,300,000	51,587,138
SAP SE	Germany	445,000	57,958,103

			187,099,232

Trading Companies & Distributors 2.8%
Ferguson PLC	United Kingdom	585,000	52,522,127

Total Common Stocks (Cost $1,457,925,399)			1,826,793,117

Short Term Investments (Cost $59,552,892) 3.1%

Money Market Funds 3.1%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 1.21%	United States	59,552,892	59,552,892

Total Investments (Cost $1,517,478,291) 99.7%			1,886,346,009
Other Assets, less Liabilities 0.3%			5,425,428

Net Assets 100.0%			$1,891,771,437

See Abbreviations on page 47.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN GLOBAL TRUST

Financial Highlights

Franklin International Small Cap Fund

	Six Months Ended January 31, 2020	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.48	$19.68	$20.61	$17.55	$19.92	$22.23

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.20	0.47	0.19	0.22	0.19
Net realized and unrealized gains (losses)	(0.06)	(2.87)	0.41	4.37	(1.98)	(0.48)

Total from investment operations	(0.07)	(2.67)	0.88	4.56	(1.76)	(0.29)

Less distributions from:
Net investment income	—	(0.27)	(1.23)	(0.18)	(0.24)	(0.29)
Net realized gains	(0.89)	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)

Total distributions	(0.89)	(0.53)	(1.81)	(1.50)	(0.61)	(2.02)

Net asset value, end of period	$15.52	$16.48	$19.68	$20.61	$17.55	$19.92

Total return[c]	(0.60)%	(13.49)%	4.32%	28.31%	(8.93)%	(0.17)%

Ratios to average net assets[d]

Expenses[e]	1.51%	1.41%	1.38%	1.38%	1.38%	1.36%

Net investment income (loss)	(0.12)%	1.11%	2.32%	1.05%	1.14%	0.98%

Supplemental data

Net assets, end of period (000’s)	$82,173	$95,528	$142,505	$161,355	$169,943	$212,890

Portfolio turnover rate	8.33%	11.86%	26.98%	21.71%	21.93%	24.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Fund (continued)

	Six Months Ended January 31, 2020	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.25	$19.42	$20.36	$17.32	$19.60	$21.94

Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)	0.06	0.32	0.05	0.07	0.05
Net realized and unrealized gains (losses)	(0.06)	(2.82)	0.39	4.33	(1.95)	(0.47)

Total from investment operations	(0.13)	(2.76)	0.71	4.38	(1.88)	(0.42)

Less distributions from:
Net investment income	—	(0.15)	(1.07)	(0.02)	(0.03)	(0.19)
Net realized gains	(0.89)	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)

Total distributions	(0.89)	(0.41)	(1.65)	(1.34)	(0.40)	(1.92)

Net asset value, end of period	$15.23	$16.25	$19.42	$20.36	$17.32	$19.60

Total return[c]	(0.98)%	(14.10)%	3.50%	27.39%	(9.66)%	(0.86)%

Ratios to average net assets[d]

Expenses[e]	2.26%	2.16%	2.14%	2.13%	2.15%	2.08%

Net investment income (loss)	(0.87)%	0.36%	1.56%	0.30%	0.37%	0.26%

Supplemental data

Net assets, end of period (000’s)	$7,464	$10,942	$19,184	$22,191	$22,699	$30,067

Portfolio turnover rate	8.33%	11.86%	26.98%	21.71%	21.93%	24.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Fund (continued)

	Six Months Ended January 31, 2020	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.50	$19.72	$20.66	$17.56	$19.88	$22.19

Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	0.17	0.42	0.13	0.17	0.15
Net realized and unrealized gains (losses)	(0.06)	(2.89)	0.40	4.41	(1.98)	(0.48)

Total from investment operations	(0.09)	(2.72)	0.82	4.54	(1.81)	(0.33)

Less distributions from:
Net investment income	—	(0.24)	(1.18)	(0.12)	(0.14)	(0.25)
Net realized gains	(0.89)	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)

Total distributions	(0.89)	(0.50)	(1.76)	(1.44)	(0.51)	(1.98)

Net asset value, end of period	$15.52	$16.50	$19.72	$20.66	$17.56	$19.88

Total return[c]	(0.72)%	(13.67)%	3.97%	28.07%	(9.20)%	(0.41)%

Ratios to average net assets[d]

Expenses[e]	1.76%	1.66%	1.64%	1.64%	1.64%	1.62%

Net investment income (loss)	(0.37)%	0.86%	2.06%	0.79%	0.88%	0.72%

Supplemental data

Net assets, end of period (000’s)	$2,587	$2,482	$3,450	$3,592	$4,735	$6,193

Portfolio turnover rate	8.33%	11.86%	26.98%	21.71%	21.93%	24.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Fund (continued)

	Six Months Ended January 31, 2020	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.54	$19.74	$20.67	$17.61	$20.03	$22.32

Income from investment operations[a]:
Net investment income[b]	0.04	0.29	0.56	0.27	0.30	0.27
Net realized and unrealized gains (losses)	(0.07)	(2.91)	0.40	4.37	(2.00)	(0.48)

Total from investment operations	(0.03)	(2.62)	0.96	4.64	(1.70)	(0.21)

Less distributions from:
Net investment income	—	(0.32)	(1.31)	(0.26)	(0.35)	(0.35)
Net realized gains	(0.89)	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)

Total distributions	(0.89)	(0.58)	(1.89)	(1.58)	(0.72)	(2.08)

Net asset value, end of period	$15.62	$16.54	$19.74	$20.67	$17.61	$20.03

Total return[c]	(0.41)%	(13.12)%	4.70%	28.87%	(8.61)%	0.22%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates[e]	1.07%	1.02% [f]	1.01%	0.99%	0.99%	0.99%

Expenses net of waiver and payments by affiliates	1.05%	1.02%	1.01%	0.99%	0.99%	0.99%

Net investment income	0.34%	1.50%	2.69%	1.44%	1.53%	1.35%

Supplemental data

Net assets, end of period (000’s)	$6,502	$125,218	$450,645	$492,010	$383,411	$387,070

Portfolio turnover rate	8.33%	11.86%	26.98%	21.71%	21.93%	24.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Fund (continued)

	Six Months Ended January 31, 2020	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.53	$19.73	$20.67	$17.59	$20.00	$22.30

Income from investment operations[a]:
Net investment income[b]	0.01	0.23	0.52	0.23	0.25	0.24
Net realized and unrealized gains (losses)	(0.06)	(2.87)	0.40	4.39	(1.97)	(0.48)

Total from investment operations	(0.05)	(2.64)	0.92	4.62	(1.72)	(0.24)

Less distributions from:
Net investment income	—	(0.30)	(1.28)	(0.22)	(0.32)	(0.33)
Net realized gains	(0.89)	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)

Total distributions	(0.89)	(0.56)	(1.86)	(1.54)	(0.69)	(2.06)

Net asset value, end of period	$15.59	$16.53	$19.73	$20.67	$17.59	$20.00

Total return[c]	(0.47)%	(13.22)%	4.51%	28.68%	(8.74)%	0.09%

Ratios to average net assets[d]

Expenses[e]	1.26%	1.16%	1.14%	1.14%	1.14%	1.12%

Net investment income.	0.13%	1.36%	2.56%	1.29%	1.38%	1.22%

Supplemental data

Net assets, end of period (000’s)	$304,914	$439,650	$763,309	$749,573	$827,351	$1,300,759

Portfolio turnover rate	8.33%	11.86%	26.98%	21.71%	21.93%	24.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2020 (unaudited)

Franklin International Small Cap Fund

	Country	Shares	Value

Common Stocks 97.6%
Capital Markets 4.1%
[a]Fairfax India Holdings Corp.	Canada	1,306,200	$15,844,206
IIFL Wealth Management Ltd.	India	33,145	620,215

			16,464,421

Commercial Services & Supplies 12.7%
Biffa PLC	United Kingdom	4,488,340	16,669,055
Elis SA	France	822,460	16,064,397
Loomis AB, B	Sweden	169,036	6,121,097
Prosegur Cash SA	Spain	7,379,732	12,570,716

			51,425,265

Distributors 4.0%
Headlam Group PLC	United Kingdom	2,341,988	16,051,113

Energy Equipment & Services 6.3%
[a]Borr Drilling Ltd.	Norway	1,256,062	6,500,627
John Wood Group PLC	United Kingdom	3,820,375	18,906,162

			25,406,789

Equity Real Estate Investment Trusts (REITs) 5.5%
Lar Espana Real Estate Socimi SA	Spain	3,003,610	22,234,040

Food & Staples Retailing 4.7%
Total Produce PLC	Ireland	12,880,677	19,128,703

Food Products 7.4%
Cloetta AB, B	Sweden	4,537,152	15,992,633
Devro PLC	United Kingdom	1,896,900	4,287,599
Orion Corp.	South Korea	113,100	9,691,476

			29,971,708

Health Care Providers & Services 2.6%
BML Inc.	Japan	363,600	10,501,204

Hotels, Restaurants & Leisure 1.5%
Elior Group SA	France	437,100	6,142,536

Insurance 9.0%
[a]Arch Capital Group Ltd.	United States	254,021	11,217,568
Fairfax Financial Holdings Ltd.	Canada	37,000	16,554,809
RenaissanceRe Holdings Ltd.	United States	45,100	8,543,744

			36,316,121

Interactive Media & Services 3.5%
[a]58.com Inc., ADR	China	253,000	14,071,860

Internet & Direct Marketing Retail 2.8%
Dustin Group AB	Sweden	1,475,351	11,390,748

Machinery 4.0%
Zardoya Otis SA	Spain	2,138,008	16,110,654

Marine 6.8%
Clarkson PLC	United Kingdom	422,994	16,361,108
[a]Diana Shipping Inc.	United States	4,244,602	11,205,749

			27,566,857

franklintempleton.com	Semiannual Report	29

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin International Small Cap Fund (continued)

	Country	Shares		Value

Common Stocks (continued)
Media 5.9%
Hyve Group PLC	United Kingdom	3,980,283		$5,169,622
[a]Liberty Latin America Ltd.	Chile	445,100		7,499,935
[a]Liberty Latin America Ltd., A	Chile	673,500		11,233,980

				23,903,537

Metals & Mining 1.5%
Straits Trading Co. Ltd.	Singapore	4,156,900		6,208,332

Pharmaceuticals 2.2%
Haw Par Corp. Ltd.	Singapore	1,002,100		8,958,174

Real Estate Management & Development 5.3%
Hang Lung Group Ltd.	Hong Kong	6,639,000		16,535,833
Shurgard Self Storage SA	Belgium	129,900		4,723,254

				21,259,087

Software 2.6%
Hansen Technologies Ltd.	Australia	4,202,500		10,266,424

Tobacco 2.6%
Scandinavian Tobacco Group AS	Denmark	802,738		10,497,940

Trading Companies & Distributors 2.6%
Brenntag AG	Germany	198,400		10,268,143

Total Common Stocks (Cost $398,086,198)				394,143,656

		Principal Amount	*

Short Term Investments (Cost $2,000,000) 0.5%

Time Deposits 0.5%
Royal Bank of Canada, 1.56%, 2/03/20	Canada	$2,000,000		2,000,000

Total Investments (Cost $400,086,198) 98.1%				396,143,656
Other Assets, less Liabilities 1.9%				7,497,082

Net Assets 100.0%				$403,640,738

See Abbreviations on page 47.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

January 31, 2020 (unaudited)

	Franklin International Growth Fund	Franklin International Small Cap Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,457,925,399	$400,086,198
Cost - Non-controlled affiliates (Note 3f and 8)	59,552,892	—

Value - Unaffiliated issuers	$1,826,793,117	$396,143,656
Value - Non-controlled affiliates (Note 3f and 8)	59,552,892	—
Cash	—	514,215
Receivables:
Investment securities sold	—	5,316,723
Capital shares sold.	9,891,481	158,583
Dividends	994,842	2,638,836
European Union tax reclaims	43,273	1,471,801
Other assets	31	20

Total assets	1,897,275,636	406,243,834

Liabilities:
Payables:
Investment securities purchased	—	529,007
Capital shares redeemed	3,806,211	1,332,692
Management fees	1,121,721	345,767
Distribution fees	131,252	26,398
Transfer agent fees.	232,244	214,316
Trustees’ fees and expenses	—	11,044
Deferred tax	—	14,870
Accrued expenses and other liabilities	212,771	129,002

Total liabilities	5,504,199	2,603,096

Net assets, at value	$1,891,771,437	$403,640,738

Net assets consist of:
Paid-in capital	$1,523,366,003	$491,144,292
Total distributable earnings (losses)	368,405,434	(87,503,554)

Net assets, at value	$1,891,771,437	$403,640,738

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

January 31, 2020 (unaudited)

	Franklin International Growth Fund	Franklin International Small Cap Fund

Class A:
Net assets, at value	$479,090,250	$82,173,181

Shares outstanding	28,808,203	5,295,187

Net asset value per share[a]	$16.63	$15.52

Maximum offering price per share (net asset value per share ÷ 94.50%)	$17.60	$16.42

Class C:
Net assets, at value	$35,294,003	$7,464,086

Shares outstanding	2,221,591	490,049

Net asset value and maximum offering price per share[a]	$15.89	$15.23

Class R:
Net assets, at value	$1,996,110	$2,587,421

Shares outstanding	121,062	166,667

Net asset value and maximum offering price per share	$16.49	$15.52

Class R6:
Net assets, at value	$338,763,933	$6,501,677

Shares outstanding	20,304,328	416,270

Net asset value and maximum offering price per share	$16.68	$15.62

Advisor Class:
Net assets, at value	$1,036,627,141	$304,914,373

Shares outstanding	62,204,175	19,552,253

Net asset value and maximum offering price per share	$16.66	$15.59

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended January 31, 2020 (unaudited)

	Franklin International Growth Fund	Franklin International Small Cap Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$6,082,557	$3,424,840
Non-controlled affiliates (Note 3f and 8)	532,929	—
Interest:
Unaffiliated issuers	—	35,859

Total investment income	6,615,486	3,460,699

Expenses:
Management fees (Note 3a)	6,214,710	2,370,548
Distribution fees: (Note 3c)
Class A	478,513	110,845
Class C	149,955	44,907
Class R	4,592	6,533
Transfer agent fees: (Note 3e)
Class A	279,696	101,374
Class C	21,911	10,308
Class R	1,379	2,987
Class R6	62,151	7,012
Advisor Class	667,930	412,551
Custodian fees (Note 4)	65,737	39,951
Reports to shareholders	43,188	19,621
Registration and filing fees	127,718	55,579
Professional fees	43,109	48,977
Trustees’ fees and expenses	20,629	25,219
Other	16,703	13,194

Total expenses.	8,197,921	3,269,606
Expense reductions (Note 4)	(488)	(7,362)
Expenses waived/paid by affiliates (Note 3f and 3g)	(724,472)	(3,355)

Net expenses.	7,472,961	3,258,889

Net investment income (loss)	(857,475)	201,810

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	27,377,042	(47,606,966)
Non-controlled affiliates (Note 3f and 8)	—	(11,725,565)
Foreign currency transactions	(403,200)	(78,443)

Net realized gain (loss)	26,973,842	(59,410,974)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	196,412,046	49,776,196
Translation of other assets and liabilities denominated in foreign currencies	(16,701)	(47,238)
Change in deferred taxes on unrealized appreciation	—	(14,870)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended January 31, 2020 (unaudited)

	Franklin International Growth Fund	Franklin International Small Cap Fund

Net change in unrealized appreciation (depreciation)	$196,395,345	$49,714,088

Net realized and unrealized gain (loss)	223,369,187	(9,696,886)

Net increase (decrease) in net assets resulting from operations.	$222,511,712	$(9,495,076)

*Foreign taxes withheld on dividends	$345,326	$247,062

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin International Growth Fund		Franklin International Small Cap Fund

	Six Months Ended January 31, 2020 (unaudited)	Year Ended July 31, 2019	Six Months Ended January 31, 2020 (unaudited)	Year Ended July 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (857,475)	$ 5,058,851	$ 201,810	$ 13,625,647
Net realized gain (loss)	26,973,842	(24,225,730)	(59,410,974)	34,477,315
Net change in unrealized appreciation (depreciation)	196,395,345	57,121,808	49,714,088	(210,441,176)

Net increase (decrease) in net assets resulting from operations	222,511,712	37,954,929	(9,495,076)	(162,338,214)

Distributions to shareholders:
Class A	(583,191)	(3,419,430)	(4,656,796)	(3,615,239)
Class C	—	(341,396)	(447,264)	(337,683)
Class R	—	(24,774)	(140,313)	(82,207)
Class R6	(1,649,416)	(2,237,447)	(355,953)	(9,249,294)
Advisor Class	(2,923,733)	(7,947,860)	(17,447,793)	(18,744,843)

Total distributions to shareholders	(5,156,340)	(13,970,907)	(23,048,119)	(32,029,266)

Capital share transactions: (Note 2)
Class A	137,811,854	128,841,303	(8,018,934)	(25,249,304)
Class C	4,171,838	5,920,180	(2,902,616)	(5,476,260)
Class R	(92,684)	763,393	260,554	(431,678)
Class R6	(52,134,137)	257,160,944	(113,242,285)	(274,102,642)
Advisor Class	57,239,637	547,968,186	(113,732,558)	(205,644,420)

Total capital share transactions	146,996,508	940,654,006	(237,635,839)	(510,904,304)

Net increase (decrease) in net assets	364,351,880	964,638,028	(270,179,034)	(705,271,784)
Net assets:
Beginning of period	1,527,419,557	562,781,529	673,819,772	1,379,091,556

End of period	$1,891,771,437	$1,527,419,557	$403,640,738	$ 673,819,772

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Franklin International Small Cap Fund was closed to new investors with limited exceptions effective June 3, 2013.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

pricing services. At January 31, 2020, a market event occurred resulting in a portion of the securities held by the Funds being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of January 31, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At January 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin International Growth Fund		Franklin International Small Cap Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended January 31, 2020
Shares sold[a]	12,545,706	$193,282,065	217,283	$3,516,269
Shares issued in reinvestment of distributions	27,191	447,558	281,052	4,578,338
Shares redeemed	(3,592,881)	(55,917,769)	(1,001,093)	(16,113,541)

Net increase (decrease)	8,980,016	$137,811,854	(502,758)	$(8,018,934)

Year ended July 31, 2019
Shares sold[a]	13,452,761	$186,851,311	454,186	$7,950,234
Shares issued in reinvestment of distributions	275,313	3,402,876	226,177	3,555,510
Shares redeemed	(4,456,618)	(61,412,884)	(2,124,199)	(36,755,048)

Net increase (decrease)	9,271,456	$128,841,303	(1,443,836)	$(25,249,304)

Class C Shares:
Six Months ended January 31, 2020
Shares sold	503,478	$7,676,865	12,438	$196,782
Shares issued in reinvestment of distributions	—	—	25,962	415,659
Shares redeemed[a]	(238,279)	(3,505,027)	(221,779)	(3,515,057)

Net increase (decrease)	265,199	$4,171,838	(183,379)	$(2,902,616)

Year ended July 31, 2019
Shares sold	1,234,966	$16,656,114	24,420	$424,524
Shares issued in reinvestment of distributions	28,660	340,765	20,614	321,162
Shares redeemed[a]	(836,352)	(11,076,699)	(359,485)	(6,221,946)

Net increase (decrease)	427,274	$5,920,180	(314,451)	$(5,476,260)

Class R Shares:
Six Months ended January 31, 2020
Shares sold	17,879	$284,709	21,974	$352,467
Shares issued in reinvestment of distributions	—	—	8,608	140,313
Shares redeemed	(24,313)	(377,393)	(14,301)	(232,226)

Net increase (decrease)	(6,434)	$(92,684)	16,281	$260,554

Year ended July 31, 2019
Shares sold	82,357	$1,121,235	27,845	$491,911
Shares issued in reinvestment of distributions	2,019	24,774	5,213	82,207
Shares redeemed	(28,249)	(382,616)	(57,568)	(1,005,796)

Net increase (decrease)	56,127	$763,393	(24,510)	$(431,678)

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin International Growth Fund		Franklin International Small Cap Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended January 31, 2020
Shares sold	3,019,632	$46,459,188	97,448	$1,578,717
Shares issued in reinvestment of distributions	94,434	1,559,108	21,718	355,953
Shares redeemed	(6,248,376)	(100,152,433)	(7,272,476)	(115,176,955)

Net increase (decrease)	(3,134,310)	$(52,134,137)	(7,153,310)	$(113,242,285)

Year ended July 31, 2019
Shares sold	21,178,748	$302,629,777	2,008,931	$34,310,291
Shares issued in reinvestment of distributions	155,508	1,925,193	582,814	9,173,488
Shares redeemed	(3,324,427)	(47,394,026)	(17,855,740)	(317,586,421)

Net increase (decrease)	18,009,829	$257,160,944	(15,263,995)	$(274,102,642)

Advisor Class Shares:
Six Months ended January 31, 2020
Shares sold	11,547,214	$183,433,844	1,489,432	$23,856,736
Shares issued in reinvestment of distributions	142,097	2,343,173	1,005,624	16,462,058
Shares redeemed	(8,414,843)	(128,537,380)	(9,535,470)	(154,051,352)

Net increase (decrease)	3,274,468	$57,239,637	(7,040,414)	$(113,732,558)

Year ended July 31, 2019
Shares sold	56,198,590	$774,168,536	11,136,216	$192,279,888
Shares issued in reinvestment of distributions	556,996	6,890,035	1,090,756	17,179,406
Shares redeemed	(17,025,787)	(233,090,385)	(24,313,451)	(415,103,714)

Net increase (decrease)	39,729,799	$547,968,186	(12,086,479)	$(205,644,420)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a.  Management Fees

Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.760%	Up to and including $500 million

0.740%	Over $500 million, up to and including $1 billion

0.720%	Over $1 billion, up to and including $1.5 billion

0.700%	Over $1.5 billion, up to and including $6.5 billion

0.675%	Over $6.5 billion, up to and including $11.5 billion

0.655%	Over $11.5 billion, up to and including $16.5 billion

0.635%	Over $16.5 billion, up to and including $19 billion

0.615%	Over $19 billion, up to and including $21.5 billion

0.600%	In excess of $21.5 billion

For the period ended January 31, 2020, the annualized gross effective investment management fee rate was 0.735% of the Fund’s average daily net assets.

Franklin International Small Cap Fund pays an investment management fee to Advisers of 0.950% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin International Small Cap Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with FT Institutional and Advisers, FT Services provides administrative services to the Funds. The fee is paid by FT Institutional and Advisers based on each of the Fund’s average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c.  Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin International Growth Fund	Franklin International Small Cap Fund

Reimbursement Plans:
Class A	0.35%	0.35%
Compensation Plans:
Class C	1.00%	1.00%
Class R	0.50%	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin International Growth Fund	Franklin International Small Cap Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$76,732	$1,569
CDSC retained	$ 4,650	$ 119

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended January 31, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin International Growth Fund	Franklin International Small Cap Fund

Transfer agent fees	$427,328	$171,559

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended January 31, 2020, investments in affiliated management investment companies were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Franklin International Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.21%	$58,630,699	$344,289,105	$(343,366,912)	$ —	$ —	$59,552,892	59,552,892	$532,929

g.  Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin International Growth Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.86% and for Class R6 do not exceed 0.72% based on the average net assets of each class until November 30, 2020.

Prior to December 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.69% based on the average net assets of each class. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

For Franklin International Small Cap Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until November 30, 2020.

h.  Interfund Transactions

Franklin International Small Cap Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended January 31, 2020, these purchase and sale transactions aggregated $0 and $6,132,011, respectively.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended January 31, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes (continued)

At July 31, 2019, the capital loss carryforwards were as follows:

Franklin International Growth Fund

Capital loss carryforwards not subject to expiration:
Short term	$14,943,828
Long term	7,741,612

Total capital loss carryforwards	$22,685,440

At January 31, 2020, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin International Growth Fund	Franklin International Small Cap Fund

Cost of investments	$1,520,962,664	$423,160,456

Unrealized appreciation	$ 403,042,187	$ 51,098,510
Unrealized depreciation	(37,658,842)	(78,115,310)

Net unrealized appreciation (depreciation)	$ 365,383,345	$ (27,016,800)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2020, were as follows:

	Franklin International Growth Fund	Franklin International Small Cap Fund

Purchases	$415,377,541	$ 42,012,066
Sales	$278,846,873	$331,853,452

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended January 31, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)		Value at End of Period		Number of Shares Held at End of Period	Dividend Income

Franklin International Small Cap Fund
Non-Controlled Affiliates
Diana Shipping Inc	$26,571,852	$—	$(13,022,791)	$(10,870,115)	$—	[a]	$—	[a]	—	$ —
Headlam Group PLC	24,464,461	—	(7,146,744)	(855,450)	—	[a]	—	[a]	—	$ —

Total Affiliated Securities	$51,036,313	$—	$(20,169,535)	$(11,725,565)	$—		$—			$ —

aAs of January 31, 2020, no longer an affiliate.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended January 31, 2020, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)

A summary of inputs used as of January 31, 2020, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin International Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:
Aerospace & Defense	$51,898,376	$62,092,924	$—		$113,991,300
Air Freight & Logistics	—	54,288,001	—		54,288,001
Banks	57,825,258	51,000,468	—	[b]	108,825,726
Beverages	—	34,486,177	—		34,486,177
Biotechnology	—	63,752,500	—		63,752,500
Capital Markets	—	83,613,371	—		83,613,371
Chemicals	55,052,661	116,982,971	—		172,035,632
Health Care Equipment & Supplies	50,977,500	120,236,502	—		171,214,002
Internet & Direct Marketing Retail	66,300,000	64,570,287	—		130,870,287
IT Services	187,280,273	45,421,389	—		232,701,662
Media	58,866,667	49,501,450	—		108,368,117
Pharmaceuticals	51,222,146	52,629,289	—		103,851,435
Professional Services	—	60,900,107	—		60,900,107
Semiconductors & Semiconductor Equipment	—	36,524,311	—		36,524,311
Software	48,380,500	138,718,732	—		187,099,232
Trading Companies & Distributors	—	52,522,127	—		52,522,127
All Other Equity Investments	111,749,130	—	—		111,749,130
Short Term Investments	59,552,892	—	—		59,552,892

Total Investments in Securities	$799,105,403	$1,087,240,606	$—		$1,886,346,009

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Level 1	Level 2	Level 3	Total

Franklin International Small Cap Fund
Assets:
Investments in Securities:[a]
Equity Investments:
Commercial Services & Supplies	$16,064,397	$35,360,868	$—	$51,425,265
Distributors	—	16,051,113	—	16,051,113
Energy Equipment & Services	—	25,406,789	—	25,406,789
Equity Real Estate Investment Trusts (REITs)	—	22,234,040	—	22,234,040
Food & Staples Retailing	—	19,128,703	—	19,128,703
Food Products	9,691,476	20,280,232	—	29,971,708
Internet & Direct Marketing Retail	—	11,390,748	—	11,390,748
Machinery	—	16,110,654	—	16,110,654
Marine	11,205,749	16,361,108	—	27,566,857
Media	18,733,915	5,169,622	—	23,903,537
Metals & Mining	—	6,208,332	—	6,208,332
Pharmaceuticals	—	8,958,174	—	8,958,174
Real Estate Management & Development	16,535,833	4,723,254	—	21,259,087
Software	—	10,266,424	—	10,266,424
Tobacco	—	10,497,940	—	10,497,940
Trading Companies & Distributors	—	10,268,143	—	10,268,143
All Other Equity Investments	83,496,142	—	—	83,496,142
Short Term Investments	—	2,000,000	—	2,000,000

Total Investments in Securities	$155,727,512	$240,416,144	$—	$396,143,656

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes securities determined to have no value at January 31, 2020.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt

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FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

At July 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 13, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Franklin International Growth Fund
Class A	$0.0108	$0.0395	$0.0353
Class C	$0.0108	$ —	$ —
Class R	$0.0108	$ —	$ —
Class R6	$0.0108	$0.0686	$0.0614
Advisor Class	$0.0108	$0.0557	$0.0498

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GLOBAL TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Franklin Global Trust

Investment Managers	Subadvisor	Distributor	Shareholder Services
Franklin Advisers, Inc. Franklin Templeton	Franklin Templeton Institutional, LLC	Franklin Templeton Distributors, Inc.	(800) 632-2301
Institutional, LLC		(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	FGT3 S 03/20

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 321-8563 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 321-8563 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit ftinstitutional.com for fund updates, to access your account, or to find investment insights.

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SEMIANNUAL REPORT

Franklin Emerging Market Debt Opportunities Fund

This semiannual report for Franklin Emerging Market Debt Opportunities Fund covers the period ended January 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks high total return through investing at least 80% of its net assets in debt securities of emerging market countries—mainly securities issued by sovereign and subsovereign government entities, but also including securities issued by corporate entities that are controlled by a sovereign entity, and corporate emerging markets debt.

Performance Overview

The Fund posted a +1.22% cumulative total return for the six months under review. In comparison, the Fund’s first benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, posted a total return of +3.66%.1 The Fund’s second benchmark, the JPM EMBI Global Diversified ex-GCC Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, excluding Saudi Arabia, Qatar, the United Arab Emirates, Bahrain and Kuwait, posted a total return of +3.31%.1 The Fund’s third benchmark, the JPM Government Bond Index-Emerging Markets (GBI-EM) Broad Diversified Index (US$ Unhedged), which tracks local currency bonds issued in emerging markets, posted a +1.91% total return.1 Also for comparison, the Fund’s fourth benchmark, the ICE Bank of America Merrill Lynch (BofAML) Emerging Markets Corporate Plus Index (EMCB) (100% US$ Hedged), which tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets, posted a +4.60% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal

Portfolio Composition*

Based on Total Net Assets as of 1/31/20

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes securities determined to have no value at 1/31/20.

***Rounds to less than 0.1%.

value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Economic and Market Overview

The U.S. Federal Reserve (Fed) completed its pivot to looser monetary policy in the second half of 2019. The Fed cut interest rates three times during that time—in July, September and October—before putting rates on hold for the foreseeable future. The Fed’s stance helped U.S. Treasury yields fall significantly during the six months under review, which boosted emerging-market (EM) bonds.

The U.S.-China trade conflict dragged on for most of the six months under review. But in December, a first-phase

1. Source: Morningstar.

The indexes are unmanaged and include reinvested interest. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 11.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

agreement was announced, which the parties signed in January 2020. In early 2020, President Trump also signed the final version of a new U.S.-Mexico-Canada trade pact, to replace the 1994 North American Free Trade Agreement.

In emerging markets, Argentine assets sold off again after President Macri lost primary polls by an unexpectedly wide margin in August. His opponent, Peronist politician Alberto Fernández, beat him in the country’s presidential election in October. After Fernández’s win, Argentine bonds and the peso stabilized somewhat, albeit at low levels, as investors took a wait-and-see approach.

Turkey’s economy recovered somewhat during the six months under review, despite President Erdoan’s unorthodox approach. The crisis in Venezuela continued as President Nicolás Maduro clung to power. The South African government hung on to its investment-grade credit rating but state-owned energy firm Eskom’s debt overhang weighed heavily on its budget.

Broadly speaking, we believe a positive electoral trend continued during the six months under review, with fewer negative surprises than in 2018. Recent victories by progressive governments in El Salvador and Ukraine continued to have what we considered a positive influence. In countries such as Poland and Mozambique, wins by incumbents provided a useful degree of continuity, in our opinion.

Oil prices remained range-bound for most of the six months under review. Concerns over a structural slowdown in the world economy kept a lid on prices for most of that time. In the opposite direction, the Organization of the Petroleum Exporting Countries (OPEC) and its allies (OPEC+) continued to publicly discuss production cuts whenever oil weakened.

EM bonds delivered solid returns in the six months under review, as U.S. Treasury rates fell, spreads narrowed and the U.S. dollar weakened, relative to most EM currencies.

EM hard-currency government bonds returned +3.66% during the review period, as measured by the JPM EMBI Global Diversified Index.1 U.S. 10-year Treasury yields fell by 50 basis points (bps) during that time. The EMBI Global Diversified Index’s spread over U.S. Treasuries fell significantly, but spiked in January 2020, to end the six months just five basis points lower, on a yield-to-worst basis. This tightening included, however, the effect of Venezuela’s removal from the index and the inclusion of GCC (Gulf Cooperation Council) countries.

Geographic Composition*

1/31/20

Country	% of Total Net Assets

Ukraine	9.1%

Argentina	6.1%

Iraq	5.5%

Mexico	5.4%

Turkey	4.4%

Colombia	4.2%

South Africa	4.1%

Uruguay	3.1%

Trinidad and Tobago	3.0%

Angola	3.0%

Chad	3.0%

Tunisia	2.9%

El Salvador	2.8%

Ghana	2.7%

Georgia	2.5%

Indonesia	2.3%

Dominican Republic	2.2%

Azerbaijan	2.2%

Belarus	2.2%

Nigeria	2.0%

Grenada	2.0%

Other	21.2%

Short-Term Investments & Other Net assets**	4.1%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. May differ from the Consolidated SOI due to the underlying currency exposure on pass-thru notes and currency forward contracts, and include the effects of interest receivable balances.

**Short-term securities denomiated in US Dollar.

EM local-currency sovereign bonds returned +1.91%, as measured by the JPM GBI-EM Broad Diversified Index (US$ Unhedged).1 Local-currency yields fell 39 bps but EM currencies generally depreciated, relative to the U.S. dollar, with the Argentine peso standing out most.

U.S. dollar- and euro-denominated EM corporate bonds returned +4.60%, as per the ICE BofAML EMCB Index (100% US$ Hedged), even without the technical effect of Venezuela’s removal and the inclusion of GCC countries’ bonds in the EM hard-currency government bond index.1

Investment Strategy

Our portfolio construction process can be summarized in three integral steps—country allocation, currency allocation and issue selection. The first stage of our emerging market

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues from any one country. The next decision is whether to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on a number of factors, including the type of the security’s coupon (fixed or floating).

Manager’s Discussion

During the reporting period, Ukrainian U.S.-dollar bonds and warrants linked to the country’s gross domestic product (GDP) were a major contributor to the Fund’s performance. President Zelensky’s party’s victory in parliamentary elections in July allowed him to push through his policies. Among other things, Mr. Zelensky maintained a constructive relationship with the International Monetary Fund (IMF), pursued a pro-reform, anti-corruption agenda, and started to mend ties with Russia. Higher rates of projected GDP growth gave a particularly strong boost to the Fund’s position in Ukrainian GDP warrants. Payments on these warrants are tied to the level of the country’s nominal GDP. Some investors believe that the Ukrainian government may want to repurchase these warrants well before they expire in 2040.

The Fund’s holding of Mozambican U.S.-dollar bonds also added to returns. In August–September 2019, Mozambique finalized the documentation to exchange its outstanding defaulted bonds into a new issue. The exchange itself was initially planned to close by the end of September, but was delayed until after the re-election of incumbent president Filipe Nyusi in mid-October. The market priced these new bonds at between 102% and 111% of par, which boosted prices significantly after they were issued. Offshore-gas projects could transform Mozambique’s economic profile in coming decades. The IMF forecasts that the country’s economy could grow by 5.5% in 2020, compared with 2.1% in 2019.

Our position in Turkish corporate U.S.-dollar bonds also helped Fund results. Turkish corporate issuers benefited from the country’s return to growth in 2019. This helped investor confidence and boosted the Fund’s Turkish assets. In June 2019, Turkish conglomerate Yaar had successfully repurchased US$44 million in face value of its US$250 million bond, due May 2020. During September 2019, financial services group Akbank concluded a

US$700 million refinancing, at narrower spreads than before its credit rating downgrade in early 2019.

In contrast, the Fund’s exposure to Argentine bonds, both in hard currency and in local currency, and the Argentine peso was a major detractor from returns. In August 2019, Argentina’s incumbent president Mauricio Macri suffered a heavier-than-expected defeat in primary elections, which led to a sharp depreciation of the peso and a sell-off of Argentine assets. Pressure on the peso continued as his successor, Peronist candidate Alberto Fernández, and his vice president, former president Cristina Fernández de Kirchner came to power in October. Investors feared that the new president might appoint a less than market-friendly economic team. That concern receded, however, after Fernández started negotiations to restructure the country’s debt and continued to pay interest on the bonds during those negotiations. In December, he appointed Martín Guzmán, a U.S.-trained Argentine economist, to be Minister of Economy, which encouraged many investors as well.

Currency Composition*

1/31/20

% of Total Net Assets

U.S. Dollar	69.0%

Colombian Peso	4.2%

Mexican Peso	3.8%

South African Rand	3.3%

Uruguayan Peso	3.1%

Indonesian Rupiah	2.3%

Dominican Peso	2.2%

Turkish Lira	2.1%

Kenyan Shilling	1.7%

Egyptian Pound	1.6%

Ghanaian Cedi	1.5%

Georgian Lari	1.4%

Peruvian Nuevo Sol	1.1%

Belarusian Ruble	1.1%

Kazakhstani Tenge	0.9%

Argentine Peso	0.8%

Japanese Yen	0.1%

Euro	-0.2%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. May differ from the Consolidated SOI due to the underlying currency exposure on pass-thru notes and currency forward contracts, and include the effects of interest receivable balances.

Our exposure to U.S.-dollar bonds issued by South Africa’s Petra Diamonds also hurt Fund performance. In September, Petra Diamonds published poor results for its financial year,

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

which ended June 30, 2019. In October, the company’s first-quarter results, for July–September 2019, revealed a further 23% fall in revenues. Petra Diamonds has emerged from a successful capital expenditure upgrade of its operations, but this has coincided with a period of weak pricing for rough diamonds. Oversupply of diamonds has led to high inventory levels in the middle market, which has also seen financing conditions tighten, and this has reduced demand. One of Petra Diamonds’ next financial milestones is the refinancing of a US$650 million bond that comes due in May 2022. Some investors see this as a challenge if the diamond market continues to weaken.

Top 10 Holdings*

1/31/20

Issue/Issuer Sector, Country	% of Total Net Assets

Kyiv Finance PLC Loan Participations and Assignments, Ukraine	3.7%

Government of South Africa Foreign Government and Agency Securities, South Africa	3.3%

Government of Iraq** Loan Participations and Assignments, Iraq	3.2%

Government of Uruguay Foreign Government and Agency Securities, Uruguay	3.1%

Societe des Hydrocarbures du Tchad Loan Participations and Assignments, Chad	3.0%

Development Bank of South Africa (Government of Angola) Loan Participations and Assignments, Angola	3.0%

Banque Centrale de Tunisie International Bond Foreign Government & Agency Securities, Tunisia	2.9%

Government of Ukraine** Warrants, Ukraine	2.9%

Government of El Salvador Foreign Government and Agency Securities, El Salvador	2.8%

Government of Mexico Foreign Government and Agency Securities, Mexico	2.6%

*May differ from the Consolidated SOI because percentages include the effect of interest receivable balances.

**Includes Foreign Government and Agency Securities.

The Fund’s exposure to U.S.-dollar debt owed by Chad’s state oil company Société des Hydrocarbures du Tchad also detracted from returns. For most of the six months under review, oil prices remained above US$56 per barrel, a level that periodically triggers early repayments on this debt. Prices even peaked over US$66 as the U.S.-Iranian conflict intensified in December. But the oil price fell steeply in January, which entailed lower values for this debt.

As of period-end, the Fund had direct exposure to 36 emerging markets and three supranational issuers. The largest single country exposure was to Ukraine (9.1% of total net assets), followed by Argentina (6.1%) and Iraq (5.5%). Securities denominated in G7 currencies constituted 69.0% of total net assets, with exposure mainly to the U.S. dollar. In addition, 31.0% of total net assets were denominated in 15 local currencies, of which the largest currency exposure was to the Colombian peso, at 4.2% of total net assets.

We thank you for your confidence in Franklin Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

William Ledward Portfolio Manager and Research Analyst of Franklin Templeton Investment Management Limited (FTIML)

Nicholas Hardingham, CFA Portfolio Manager and Research Analyst of FTIML

Stephanie Ouwendijk, CFA Portfolio Manager and Research Analyst of FTIML Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Performance Summary as of January 31, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 1/31/201

	Cumulative Total Return	[2]	Average Annual Total Return	[3]

6-Month	+1.22%		+1.22%

1-Year	+7.10%		+7.10%

5-Year	+35.22%		+6.22%

10-Year	+75.96%		+5.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 8 for Performance Summary footnotes.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Distributions (8/1/19–1/31/20)

Net Investment Income

$0.7965

Total Annual Operating Expenses4

With Fee Waiver	Without Fee Waiver

1.02%	1.15%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. In addition, interest rate movements will affect the Fund’s share price and yield. Prices of debt securities generally move in the opposite direction of interest rates. Thus, as prices of debt securities in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction, a waiver related to the management fee paid by a Fund subsidiary and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/20. Fund investment results reflect the expense reduction and fee waivers; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Beginning Account Value 8/1/19	Ending Account Value 1/31/20	Paid During Period 8/1/19–1/31/201, [2]	Ending Account Value 1/31/20	Paid During Period 8/1/19–1/31/201, [2]	Net Annualized Expense Ratio[2]

$1,000	$1,012.20	$5.06	$1,020.11	$5.08	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN GLOBAL TRUST

Consolidated Financial Highlights

Franklin Emerging Market Debt Opportunities Fund

	Six Months Ended January 31, 2020	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.66	$11.68	$11.68	$10.76	$10.72	$12.35

Income from investment operations[a]:

Net investment income[b]	0.53	0.97	0.86	0.83	0.89	0.87

Net realized and unrealized gains (losses)	(0.40)	(0.13)	(0.36)	0.17	(0.26)	(1.53)

Total from investment operations	0.13	0.84	0.50	1.00	0.63	(0.66)

Less distributions from:

Net investment income and net foreign currency gains	(0.80)	(0.86)	(0.47)	—	(0.59)	(0.91)

Net realized gains	—	—	(0.03)	(0.08)	—	(0.06)

Total distributions	(0.80)	(0.86)	(0.50)	(0.08)	(0.59)	(0.97)

Net asset value, end of period	$10.99	$11.66	$11.68	$11.68	$10.76	$10.72

Total return[c]	1.22%	8.04%	4.04%	9.40%	6.41%	(5.16)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.10%	1.11%	1.09%	1.07%	1.06%	1.05%

Expenses net of waiver and payments by affiliates[e]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment income	9.26%	8.58%	7.31%	7.43%	8.70%	7.78%

Supplemental data

Net assets, end of period (000’s)	$375,528	$387,888	$518,344	$514,406	$552,835	$713,575

Portfolio turnover rate	8.74%	14.29%	33.70%	29.45%	21.61%	17.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

Consolidated Statement of Investments, January 31, 2020 (unaudited)

Franklin Emerging Market Debt Opportunities Fund

	Country/ Organization	Warrants			Value

Warrants 2.4%
[a,b,c]Central Bank of Nigeria, Reg S, wts., 11/15/20	Nigeria	64,000			$1,872,000
[c,d,e]Government of Ukraine, senior bond, Reg S, VRI, GDP Linked Security, 5/31/40	Ukraine	6,000,000			5,962,500
[a,b,d]Government of Venezuela, Oil Value Recovery wts., 4/15/20	Venezuela	925,920			1,157,400

Total Warrants (Cost $31,287,790)					8,991,900

		Principal Amount	*

Quasi-Sovereign and Corporate Bonds 31.1%
Banks 5.8%
[f]Akbank T.A.S., sub.bond, 144A, 6.797% to 4/27/23, FRN thereafter, 4/27/28	Turkey	4,500,000			4,521,375
[f]Bank of Georgia JSC, senior note, 144A, 11.00%, 6/01/20	Georgia	15,050,000		GEL	5,232,006
[f]Fidelity Bank, senior note, 144A, 10.50%, 10/16/22	Nigeria	3,300,000			3,691,334
[b,g,h]International Bank of Azerbaijan OJSC, senior note, Reg S, 5.625%, 6/11/19	Azerbaijan	10,500,000			8,386,875
[b,g,h,i]Sphynx Capital Markets PCC (National Investment Bank of Ghana), PTN, Reg S, zero cpn., 2/05/09	Ghana	8,000,000			—

					21,831,590

Capital Markets 0.9%
[c]Development Bank of Kazakhstan JSC, senior note, Reg S, 9.50%, 12/14/20	Kazakhstan	1,300,000,000		KZT	3,413,487

Chemicals 1.0%
[f]Braskem Idesa SAPI, senior secured note, 144A, 7.45%, 11/15/29	Mexico	3,400,000			3,591,250

Commercial Services & Supplies 1.3%
[c]Red de Carreteras de Occidente Sapib de CV, senior secured bond, Reg S, 9.00%, 6/10/28	Mexico	87,300,000		MXN	4,713,852

Construction & Engineering 0.5%
[f]IHS Netherlands Holdco BV, senior note, 144A, 8.00%, 9/18/27	Nigeria	1,800,000			1,949,400

Diversified Financial Services 2.9%
[b,g,h]Astana Finance JSC, secured note, 144A, zero cpn., 12/22/24	Kazakhstan	136,566			1,366
[f,j]Fideicomiso PA Costera, senior secured bond, B, 144A, Index Linked, 6.25%, 1/15/34	Colombia	11,156,707,978		COP	3,657,401
[f]Georgia Capital JSC, senior note, 144A, 6.125%, 3/09/24	Georgia	4,092,000			4,061,310
[f]Rio Oil Finance Trust, senior secured bond, 144A, 9.25%, 7/06/24	Brazil	2,898,681			3,255,001

					10,975,078

Diversified Telecommunication Services 3.4%
[c]Empresa de Telecommunicaciones de Bogota SA, senior note, Reg S, 7.00%, 1/17/23.	Colombia	27,200,000,000		COP	7,749,095
[k]Oi SA, senior note, PIK, 10.00%, 7/27/25	Brazil	791,000			765,953
[f]Telecommunications Services of Trinidad & Tobago Ltd., senior secured note, 144A, 8.875%, 10/18/29	Trinidad and Tobago	3,970,000			4,188,350

					12,703,398

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization	Principal Amount	*		Value

Quasi-Sovereign and Corporate Bonds (continued)
Electric Utilities 0.3%
[f]Empresa Electrica Cochrane SpA, senior secured note, 144A, 5.50%, 5/14/27	Chile	1,100,000			$1,152,250

Food & Staples Retailing 1.1%
[f]Frigorifico Concepcion SA, senior note, 144A, 10.25%, 1/29/25	Paraguay	4,000,000			3,970,000

Food Products 1.0%
[f]MHP Lux SA, senior note, 144A, 6.95%, 4/03/26	Ukraine	3,710,000			3,884,440

Industrial Conglomerates 1.1%
[f]Yasar Holdings SA, senior note, 144A, 8.875%, 5/06/20	Turkey	4,400,000			4,098,864

Metals & Mining 0.8%
[f]Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	5,100,000			3,123,717

Multiline Retail 0.0%†
[b,f,k]K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	4,495,438			5,648
[b,f,k]K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	1,183,830			6,176

					11,824

Municipal Bonds 4.6%
[c]Bogota Distrito Capital, senior bond, Reg S, 9.75%, 7/26/28	Colombia	12,500,000,000		COP	4,176,717
Province of Salta Argentina,
[f]senior secured note, 144A, 9.50%, 3/16/22	Argentina	1,192,500			1,091,138
[c]senior secured note, Reg S, 9.50%, 3/16/22	Argentina	1,169,710			1,070,285
[f]Provincia de Neuquen Argentina, senior secured bond, 144A, 8.625%, 5/12/28	Argentina	5,000,000			4,812,500
[f]Provincia de Tierra Del Fuego Argentina, senior secured bond, 144A, 8.95%, 4/17/27	Argentina	2,871,000			2,454,705
[f]Provincia del Chubut Argentina, first lien, 144A, 7.75%, 7/26/26	Argentina	5,700,000			3,705,000

					17,310,345

Oil, Gas & Consumable Fuels 4.6%
[f]Citgo Holding Inc., senior secured note, 144A, 9.25%, 8/01/24	Venezuela	1,000,000			1,072,500
[f]Medco Oak Tree Pte. Ltd., senior note, 144A, 7.375%, 5/14/26	Indonesia	3,000,000			3,107,339
[c]Medco Platinum Road Pte. Ltd., first lien, Reg S, 6.75%, 1/30/25 .	Indonesia	3,000,000			3,082,395
[f]Trinidad Petroleum Holdings Ltd., senior secured note, first lien, 144A, 9.75%, 6/15/26	Trinidad and Tobago	6,075,000			6,930,816
[f]Tullow Oil PLC, senior note, 144A, 7.00%, 3/01/25	Ghana	3,600,000			2,920,536

					17,113,586

Real Estate Management & Development 0.6%
[f]O1 Properties Finance PLC, senior note, 144A, 8.25%, 9/27/21	Russia	5,400,000			2,404,080

Textiles, Apparel & Luxury Goods 0.6%
[f]Sri Rejeki Isman Tbk PT, senior note, 144A, 7.25%, 1/16/25	Indonesia	2,200,000			2,309,581

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization	Principal Amount	*		Value

Quasi-Sovereign and Corporate Bonds (continued)
Transportation Infrastructure 0.6%
[f]Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	2,000,000			$2,206,870

Total Quasi-Sovereign and Corporate Bonds (Cost $140,000,894)					116,763,612

[l]Loan Participations and Assignments 17.6%
[f,m]Alfa Bank AO Via Alfa Bond Issuance PLC, sub. bond, 144A, FRN, 5.95%, (US 5 Year CMT T-Note + 4.546%), 4/15/30	Russia	3,200,000			3,312,000
[b,h]Deutsche Bank AG (Government of Iraq), 2.571%, 1/01/28	Iraq	665,515,201		JPY	4,499,074
[b,h,m]Development Bank of South Africa Ltd. (Government of Angola),
Tranche 2, senior note, FRN, 8.155%, (6-month USD LIBOR + 6.25%), 12/20/23	Angola	5,950,000			5,745,552
Tranche 3B, senior note, FRN, 8.155%, (6-month USD LIBOR + 6.25%), 12/20/23.	Angola	5,600,000			5,407,579
[b,h,m]Ethiopian Railway Corp. (Government of Ethiopia), FRN, 5.942%, (6-month USD LIBOR + 3.75%), 8/02/21	Ethiopia	4,133,333			4,100,308
[a,b,h,k,n]Global Distressed Alpha Fund III LP, PIK, 12.00%, Perpetual	United States	630,879			631,821
[b,h,m]Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	Iraq	198,228,139		JPY	1,352,018
[f]Kyiv Finance PLC, (City of Kyiv), 144A, 7.50%, 12/15/22	Ukraine	13,623,000			13,622,823
[b,h,m]Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	Iraq	346,911,250		JPY	2,366,113
[b,g,h]NK Debt Corp.,
144A, zero cpn., 3/12/20	North Korea	4,250,000		DEM	—
Reg S, zero cpn., 3/12/20	North Korea	2,000,000		CHF	—
Reg S, zero cpn., 3/12/20	North Korea	18,000,000		DEM	—
[f]Oilflow SPV 1 DAC (Kurdistan Regional Government), secured note, 144A, 12.00%, 1/13/22	Iraq	8,300,000			8,631,952
[b,h,m]Societe des Hydrocarbures du Tchad, Tranche B, FRN, 6.445%, (3-month USD LIBOR + 4.50%), 12/31/27	Chad	15,245,182			10,996,285
[f]SSB No. 1 PLC (OJSC State Savings Bank of Ukraine), senior note, 144A, 9.625%, 3/20/25	Ukraine	5,100,000			5,420,892

Total Loan Participations and Assignments (Cost $71,238,457)					66,086,417

Foreign Government and Agency Securities 43.3%
[o]Argentina Treasury Bill,
Strip, 7/29/20	Argentina	18,300,000		ARS	278,433
Strip, 10/29/20	Argentina	241,000,000		ARS	2,806,037
Banque Centrale de Tunisie International Bond,
senior bond, 4.30%, 8/02/30	Tunisia	610,000,000		JPY	4,640,447
senior bond, 4.20%, 3/17/31	Tunisia	680,000,000		JPY	5,074,949
[c]senior note, Reg S, 5.75%, 1/30/25	Tunisia	1,000,000			929,831

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization		Principal Amount	*		Value

Foreign Government and Agency Securities (continued)
[f]Banque Ouest Africaine de Developpement, senior note, 144A, 4.70%, 10/22/31	Supranational	[p]	3,300,000			$3,467,260
Bonos De La Nacion Argentina En Moneda Dua, senior note, 4.50%, 2/13/20	Argentina		7,290,000			4,171,010
[f]Development Bank of the Republic of Belarus JSC, senior note, 144A, 12.00%, 5/15/22	Belarus		8,900,000		BYN	4,186,366
[f]Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic		220,000,000		DOP	4,139,852
European Bank for Reconstruction and Development,
senior note, 8.30%, 10/02/20	Supranational	[p]	8,000,000,000		IDR	596,705
senior note, 6.85%, 6/21/21	Supranational	[p]	72,100,000,000		IDR	5,388,011
[f]Government of the Dominican Republic, 144A, 9.75%, 6/05/26	Dominican Republic		209,000,000		DOP	4,029,654
Government of Argentina, senior note, 5.875%, 1/11/28	Argentina		4,000,000			1,765,430
[f]Government of Belarus International Bond, senior note, 144A, 6.875%, 2/28/23	Belarus		3,500,000			3,779,650
[c,m]Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.438%, (6-month EUR LIBOR + 0.813%), 12/20/21	Bosnia and Herzegovina		5,857,000		DEM	3,115,414
[f]Government of Cameroon, senior note, 144A, 9.50%, 11/19/25	Cameroon		4,900,000			5,597,339
Government of Egypt, 18.15%, 6/13/20	Egypt		34,000,000		EGP	2,186,007
[c]Government of El Salvador, senior bond, Reg S, 7.65%, 6/15/35	El Salvador		9,000,000			10,493,415
[f]Government of Gabon, senior note, 144A, 6.95%, 6/16/25	Gabon		5,400,000			5,841,741
Government of Ghana,
24.75%, 7/19/21	Ghana		7,300,000		GHS	1,396,690
senior note, 18.25%, 7/25/22	Ghana		20,000,000		GHS	3,535,774
[c]Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq		4,000,000			3,861,184
Government of Mexico, senior bond, M 20, 8.50%, 5/31/29	Mexico		1,586,000	[q]	MXN	9,479,399
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa		209,800,000		ZAR	11,885,313
[f]Government of Suriname,
senior note, 144A, 9.875%, 12/30/23	Suriname		2,900,000			2,747,833
senior note, 144A, 9.25%, 10/26/26	Suriname		4,200,000			3,602,959
Government of Turkey, Strip, 9/16/20	Turkey		49,500,000		TRY	7,796,814
[f]Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine		4,200,000			4,654,591
[j]Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay		438,119,909		UYU	11,493,437
[c,g]Government of Venezuela,
senior bond, Reg S, 7.65%, 4/21/25	Venezuela		7,500,000			956,250
senior bond, Reg S, 9.25%, 5/07/28	Venezuela		4,000,000			510,000
Grenada Government International Bond,
[f]senior bond, 144A, 7.00%, 5/12/30	Grenada		5,920,221			6,009,024
[c]senior bond, Reg S, 7.00%, 5/12/30	Grenada		1,282,869			1,302,112
[c]Inter-American Development Bank, senior note, Reg S, 8.01%, 12/11/21	Supranational	[p]	30,300,000,000		IDR	2,308,342
Kenya Infrastructure Bond,
senior bond, 11.00%, 9/15/25	Kenya		310,000,000		KES	3,171,713
senior note, 12.50%, 5/12/25	Kenya		294,200,000		KES	3,094,184

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization	Principal Amount	*		Value

Foreign Government and Agency Securities (continued)
[f]Mozambique International Bond, 144A, 5.00% to 9/15/23, 9.00% thereafter, 9/15/31	Mozambique	6,600,000			$6,327,750
[f]Peruvian Government International Bond, senior bond, 144A, 6.35%, 8/12/28	Peru	11,300,000		PEN	3,929,219
[c]Saderea DAC, senior secured bond, Reg S, 12.50%, 11/30/26	Ghana	1,851,782			2,036,960

Total Foreign Government and Agency Securities (Cost $181,069,393)					162,587,099

		Shares

Common Stocks 0.0%†
[b,d,h]Astana Finance JSC, GDR, 144A	Kazakhstan	193,625			—
[b,d,h]K2016470219 South Africa Ltd., A	South Africa	55,882,058			37,246
[b,d,h]K2016470219 South Africa Ltd., B	South Africa	5,561,052			3,707

Total Common Stocks (Cost $433,379)					40,953

		Units

Private Limited Partnership Fund (Cost $4,600,000) 0.0%
Diversified Financial Services 0.0%
[a,b,d,h,r]Global Distressed Alpha Fund III LP	United States	4,424,861			—

Total Investments before Short Term Investments (Cost $428,629,913)					354,469,981

		Principal Amount	*

Short Term Investments 4.0%

Foreign Government and Agency Securities (Cost $3,252,430) 0.9%
[s]Egypt Treasury Bill, 9/15/20	Egypt	58,400,000		EGP	3,404,476

Total Investments before Money Market Funds (Cost $431,882,343)					357,874,457

		Shares

Money Market Funds (Cost $11,535,531) 3.1%
[t,u]Institutional Fiduciary Trust Money Market Portfolio, 1.21%	United States	11,535,531			11,535,531

Total Investments (Cost $443,417,874) 98.4%					369,409,988

Other Assets, less Liabilities 1.6%					6,117,562

Net Assets 100.0%					$375,527,550

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe security is owned by Alternative Strategies (FT) Ltd., a wholly-owned subsidiary of the Fund. See Note 1(e).

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At January 31, 2020, the aggregate value of these securities was $57,553,839, representing 15.3% of net assets.

dNon-income producing.

eThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At January 31, 2020, the aggregate value of these securities this was $172,704,492, representing 46.0% of net assets.

gSee Note 7 regarding defaulted securities.

hSee Note 9 regarding restricted securities.

iRepresents claims that have been filed with a Ghanaian court against National Investments Bank of Ghana.

jPrincipal amount of security is adjusted for inflation. See Note 1(g).

kIncome may be received in additional securities and/or cash.

lSee Note 1(d) regarding loan participation notes.

mThe coupon rate shown represents the rate at period end.

nPerpetual security with no stated maturity date.

oSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 12 regarding fair value measurements.

pA supranational organization is an entity formed by two or more central governments through international treaties.

qPrincipal amount is stated in 100 Mexican Peso Units.

rThe Global Distressed Alpha Fund III LP is a fund focused on the purchase of and the recovery on private distressed commercial, sovereign and sovereign-related debt claims around the world, principally in Africa and Asia.

sThe security was issued on a discount basis with no stated coupon rate.

tSee Note 3(d) regarding investments in affiliated management investment companies.

uThe rate shown is the annualized seven-day effective yield at period end.

At January 31, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	CITI	Sell	1,700,000	$1,883,082	3/03/20	$ —	$ (6,074)
Euro	RBCCM	Sell	1,900,000	2,105,179	3/03/20	—	(6,230)
Japanese Yen	CITI	Sell	580,000,000	5,344,686	3/03/20	—	(15,949)
Japanese Yen	MSCO	Sell	700,000,000	6,451,568	3/03/20	—	(18,163)
Japanese Yen	RBCCM	Sell	700,000,000	6,453,421	3/03/20	—	(16,310)

Total Forward Exchange Contracts						$ —	$(62,726)

Net unrealized appreciation (depreciation)							$(62,726)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 32.

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FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

January 31, 2020 (unaudited)

Franklin Emerging Market Debt Opportunities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$431,882,343
Cost - Non-controlled affiliates (Note 3d)	11,535,531

Value - Unaffiliated issuers	$357,874,457
Value - Non-controlled affiliates (Note 3d)	11,535,531
Cash	3,116,201
Foreign currency, at value (cost $1,355,850)	1,360,079
Receivables:
Investment securities sold	192,756
Capital shares sold	381,576
Interest	6,157,831
Other assets	10

Total assets	380,618,441

Liabilities:
Payables:
Capital shares redeemed	4,493,887
Management fees	289,836
Transfer agent fees	11,622
Unrealized depreciation on OTC forward exchange contracts	62,726
Deferred tax	80,618
Accrued expenses and other liabilities	152,202

Total liabilities	5,090,891

Net assets, at value	$375,527,550

Net assets consist of:
Paid-in capital	$467,065,354
Total distributable earnings (losses)	(91,537,804)

Net assets, at value	$375,527,550

Shares outstanding	34,158,696

Net asset value and maximum offering price per share	$10.99

ftinstitutional.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	17

FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended January 31, 2020 (unaudited)

Franklin Emerging Market Debt Opportunities Fund

Investment income:
Dividends:
Unaffiliated issuers	$960,000
Non-controlled affiliates (Note 3d)	210,002
Interest: (net of foreign taxes)~
Unaffiliated issuers:
Payment-in-kind	1,375,881
Paid in cash	17,233,019

Total investment income	19,778,902

Expenses:
Management fees (Note 3a)	1,927,085
Transfer agent fees (Note 3c)	57,430
Custodian fees (Note 4)	37,968
Reports to shareholders	9,703
Registration and filing fees	22,770
Professional fees	50,248
Trustees’ fees and expenses	10,591
Other	22,866

Total expenses	2,138,661
Expense reductions (Note 4)	(12,133)
Expenses waived/paid by affiliates (Note 3d and 3e)	(201,047)

Net expenses	1,925,481

Net investment income	17,853,421

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	1,605,153
Foreign currency transactions	104,270
Forward exchange contracts	504,976

Net realized gain (loss)	2,214,399

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(14,822,303)
Translation of other assets and liabilities denominated in foreign currencies	1,833
Forward exchange contracts	(291,535)
Change in deferred taxes on unrealized appreciation	(57,963)

Net change in unrealized appreciation (depreciation)	(15,169,968)

Net realized and unrealized gain (loss)	(12,955,569)

Net increase (decrease) in net assets resulting from operations	$4,897,852

~Foreign taxes withheld on interest	97,574
#Net of foreign taxes	$145

18	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	ftinstitutional.com

FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Emerging Market Debt Opportunities Fund

	Six Months Ended January 31, 2020 (unaudited)	Year Ended July 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 17,853,421	$ 37,369,928
Net realized gain (loss)	2,214,399	(18,961,286)
Net change in unrealized appreciation (depreciation)	(15,169,968)	9,456,312

Net increase (decrease) in net assets resulting from operations	4,897,852	27,864,954

Distributions to shareholders	(26,830,938)	(38,242,212)

Capital share transactions (Note 2)	9,572,555	(120,078,898)

Net increase (decrease) in net assets	(12,360,531)	(130,456,156)
Net assets:
Beginning of period	387,888,081	518,344,237

End of period	$375,527,550	$387,888,081

ftinstitutional.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	19

FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Cash Flows

for the six months ended January 31, 2020 (unaudited)

Franklin Emerging Market Debt Opportunities Fund

Cash flow from operating activities:
Dividends, interest and other income received	13,067,146
Operating expenses paid	(1,942,108)
Purchases of long-term investments	(51,680,542)
Realized gain on foreign currency transactions	609,246
Sales and maturities of long-term investments	29,992,721
Net sales of short-term investments	18,172,048

Cash provided - operating activities	8,218,511

Cash flow from financing activities:
Proceeds from shares sold	47,646,225
Payment of shares redeemed	(53,991,711)
Cash distributions to shareholders	(406,215)

Cash used - financing activities	(6,751,701)

Net increase (decrease) in cash	1,466,810
Cash and foreign currency at beginning of period	3,004,576
Effect of exchange rate changes on foreign currency	4,894

Cash and foreign currency at end of period	4,476,280

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash Provided by Operating Activities

for the six months ended January 31, 2020 (unaudited)

Net increase (decrease) in net assets resulting from operating activities	$4,897,852
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Net amortization income	(4,033,864)
Reinvested dividends from non-controlled affiliates	(210,002)
Interest received in the form of securities	(1,375,881)
Decrease in dividends and interest receivable and other assets	283,872
Decrease in payables to affiliates, accrued expenses, and other liabilities	(16,627)
Increase in receivable for investments sold	(201,162)
Decrease in payable for investments purchased	(1,000,001)
Increase in cost of investments	(5,295,644)
Increase in unrealized depreciation	15,169,968

Net cash provided by operating activities	$8,218,511

Non cash financing activities - reinvestment of dividends	$26,424,723

20	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	ftinstitutional.com

FRANKLIN GLOBAL TRUST

Notes to Consolidated Financial Statements (unaudited)

Franklin Emerging Market Debt Opportunities Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Emerging Market Debt Opportunities Fund (Fund) is included in this report.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign

ftinstitutional.com	Semiannual Report	21

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit

22	Semiannual Report	ftinstitutional.com

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At January 31, 2020, Fund had OTC derivatives in a net liability position of $40,186 for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.  Loan Participations and Assignments

The Fund may invest in debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or portion of loans from third parties. A loan is often administered by a bank or other financial institution (the Lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees only from the lender selling the loan and only upon receipt of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to credit risk of both the borrower and the lender that is selling the loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan.

e.  Investments in Alternative Strategies (FT) Ltd. (FT Subsidiary)

The Fund invests in certain financial instruments, warrants or commodities through its investments in FT Subsidiary. FT Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At January 31, 2020, FT Subsidiary’s investments as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. All intercompany transactions and balances have been eliminated. At January 31, 2020, the net assets of FT Subsidiary were $6,657,655, representing 1.8% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

ftinstitutional.com	Semiannual Report	23

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

1. Organization and Significant Accounting Policies (continued)

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of January 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

24	Semiannual Report	ftinstitutional.com

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

2. Shares of Beneficial Interest

At January 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended January 31, 2020		Year Ended July 31, 2019

	Shares	Amount	Shares	Amount

Shares sold	3,660,085	$41,312,209	21,020,588	$236,615,592
Shares issued in reinvestment of distributions	2,451,273	26,424,723	3,531,654	37,824,015
Shares redeemed	(5,214,819)	(58,164,377)	(35,662,093)	(394,518,505)

Net increase (decrease)	896,539	$9,572,555	(11,109,851)	$(120,078,898)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Templeton Investment Management Limited (FTIML)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund and FT Subsidiary pay an investment management fee to FTIML based on the average daily net assets of each of the Fund and FT Subsidiary as follows:

Annualized Fee Rate	Net Assets

1.000%	Up to and including $500 million

0.900%	Over $500 million, up to and including $1 billion

0.850%	In excess of $1 billion

Management fees paid by the Fund are reduced on assets invested in FT Subsidiary, in an amount not to exceed the management fees paid by FT Subsidiary.

b.  Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund and FT Subsidiary. The fee is paid by FTIML based on each of the Fund’s and FT Subsidiary’s average daily net assets, and is not an additional expense of the Fund or FT Subsidiary.

c.  Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, the Fund reimburses Investor Services for out of pocket expenses incurred and reimburses shareholder servicing fees paid to third parties.

ftinstitutional.com	Semiannual Report	25

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

3. Transactions with Affiliates (continued)

c.  Transfer Agent Fees (continued)

For the period ended January 31, 2020, the Fund paid transfer agent fees of $57,430, of which $54,989 was retained by Investor Services.

d.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended January 31, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.21%	$32,128,458	$49,372,847	$(69,965,774)	$ —	$ —	$11,535,531	11,535,531	$210,002

e.  Waiver and Expense Reimbursements

FTIML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended January 31, 2020, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

Capital loss carryforwards not subject to expiration:
Short term	$3,417,785
Long term	9,925,148

Total capital loss carryforwards	$13,342,933

26	Semiannual Report	ftinstitutional.com

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

At January 31, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$420,924,752

Unrealized appreciation	$52,164,182
Unrealized depreciation	(103,741,672)

Net unrealized appreciation (depreciation)	$(51,577,490)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and premiums and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2020, aggregated $50,680,541 and $30,193,883, respectively.

7. Credit Risk and Defaulted Securities

At January 31, 2020, the Fund had 81.9% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At January 31, 2020, the aggregate value of these securities were $9,854,491, representing 2.6% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At January 31, 2020, the Fund had 0.8% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

ftinstitutional.com	Semiannual Report	27

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

9. Restricted Securities (continued)

At January 31, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Principal Amount*/ Shares/ Units		Issuer	Acquisition Date	Cost	Value

193,625		Astana Finance JSC, GDR, 144A	5/22/15	$—	$—
136,566		Astana Finance JSC, secured note, 144A, zero cpn., 12/22/24	5/22/15	—	1,366
665,515,201	JPY	Deutsche Bank AG (Government of Iraq), 2.571%, 1/01/28	1/26/17	4,375,465	4,499,074
5,950,000		Development Bank of South Africa Ltd. (Government of Angola), Tranche 2, senior note, FRN, 8.155%, (6-month USD LIBOR + 6.25%), 12/20/23	12/16/13	5,950,000	5,745,552
5,600,000		Development Bank of South Africa Ltd. (Government of Angola), Tranche 3B, senior note, FRN, 8.155%, (6-month USD LIBOR + 6.25%), 12/20/23	6/06/14	5,600,000	5,407,579
4,133,333		Ethiopian Railway Corp. (Government of Ethiopia), FRN, 5.942%, (6-month USD LIBOR + 3.75%), 8/02/21	8/04/14 - 1/15/16	4,064,622	4,100,308
4,424,861		Global Distressed Alpha Fund III LP	10/11/12 - 1/22/16	4,600,000	—
630,879		Global Distressed Alpha Fund III LP, PIK, 12.00%, Perpetual	12/28/16 - 12/30/19	630,877	631,821
198,228,139	JPY	Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	10/16/07 - 1/06/11	1,247,133	1,352,018
10,500,000		International Bank of Azerbaijan OJSC, senior note, Reg S, 5.625%, 6/11/19	8/05/14 - 10/09/15	10,197,745	8,386,875
55,882,058		[a] K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	429,250	37,246
5,561,052		[a] K2016470219 South Africa Ltd., B	2/01/17	4,129	3,707
346,911,250	JPY	Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	7/19/07 - 1/06/11	2,094,730	2,366,113
4,250,000	DEM	NK Debt Corp., 144A, zero cpn., 3/12/20	6/19/07 - 10/14/08	723,263	—
2,000,000	CHF	NK Debt Corp., Reg S, zero cpn., 3/12/20	6/17/11	388,830	—
18,000,000	DEM	NK Debt Corp., Reg S, zero cpn., 3/12/20	1/25/11 - 6/06/11	2,023,663	—
15,245,182		Societe des Hydrocarbures du Tchad, Tranche B, FRN, 6.445%, (3-month USD LIBOR + 4.50%), 12/31/27	1/01/18	15,245,182	10,996,285
8,000,000		Sphynx Capital Markets PCC (National Investment Bank of Ghana), PTN, Reg S, zero cpn., 2/05/09	10/12/09 - 10/13/11	3,100,000	—

		Total Restricted Securities (Value is 11.6% of Net Assets)		$60,674,889	$43,527,944

aThe Fund also invests in unrestricted securities of the issuer, valued at $5,648 as of January 31, 2020.

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 32

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

10.  Other Derivative Information

At January 31, 2020, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$—		Unrealized depreciation on OTC forward exchange contracts	$62,726
Value recovery instruments	Investments in securities, at value	5,962,500	[a]

Totals		$5,962,500			$62,726

aVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the period ended January 31, 2020, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$504,976	Forward exchange contracts	$(291,535)
Value recovery instruments	Investments	—	Investments	837,960	[a]

Totals		$504,976		$546,425

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the period ended January 31, 2020, the average month end contract value for forward exchange contracts and average month end fair value of VRI, was $28,734,806 and $5,552,876, respectively.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 32.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the

ftinstitutional.com	Semiannual Report	29

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

11. Credit Facility (continued)

Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended January 31, 2020, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of January 31, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Warrants	$—	$5,962,500	$3,029,400		$8,991,900
Quasi-Sovereign and Corporate Bonds	—	108,363,547	8,400,065	[b]	116,763,612
Loan Participations and Assignments	—	30,987,667	35,098,750	[b]	66,086,417
Foreign Government and Agency Securities	—	159,502,629	3,084,470		162,587,099
Common Stocks	—	—	40,953	[b]	40,953
Private Limited Partnership Fund	—	—	—	[b]	—
Short Term Investments	11,535,531	3,404,476	—		14,940,007
Total Investments in Securities	$11,535,531	$308,220,819	$49,653,638		$369,409,988

Receivables:
Interest	$—	$—	$292,433		$292,433

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$62,726	$—		$62,726

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes securities determined to have no value at January 31, 2020.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At January 31, 2020, the reconciliation of assets and/or liabilities, is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Warrants	$2,656,000		$—	$—	$1,157,400	$—	$—	$—	$(784,000)	$3,029,400		$(784,000)
Quasi-Sovereign and Corporate Bonds	8,404,072	[c]	—	—	—	—	(357,876)	—	353,869	8,400,065	[c]	353,869
Loan Participations and Assignments	39,781,380	[c]	—	(3,382,378)	—	—	531,283	(11,376)	(1,820,159)	35,098,750	[c]	(1,638,027)
Foreign Government and Agency Securities	—		—	—	1,695,217	—	768,244	—	621,009	3,084,470		621,009
Common Stocks	42,760	[c]	—	—	—	—	—	—	(1,807)	40,953	[c]	(1,807)
Private Limited Partnership Fund	—	[c]	—	—	—	—	—	—	—	—	[c]	—
Total	$50,884,212		$—	$(3,382,378)	$2,852,617	$—	$941,606	$(11,376)	$(1,631,088)	$49,653,638		$(1,448,956)
Receivables:
Interest	$206,215		$—	$—	$—	$—	$—	$—	$86,218	$292,433		$—

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as the result of the unrealiability of the foreign exchange rate and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes securities determined to have no value.

ftinstitutional.com	Semiannual Report	31

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of January 31, 2020, are as follows:

Description	Fair Value at End of Period		Valuation Technique	Unobservable Input	Amount/Range (Weighted Averagea)		Impact to Fair Value if Input Increases[b]
Assets:
Investments in Securities:
Loan Participations and Assignments	$35,098,750		Consensus Pricing	Offered quotes	64.5 - 82.0 (73.2)	JPY	Increase	[c]
			Discounted Cash Flow	Free cash flow	$0.7 (mil) - $22.2 (mil) ($12.6 (mil))		Increase	[c]
				Discount rate	6.4% - 12.9% (10.5%)		Decrease	[c]
Foreign Government and Agency Securities Argentina	3,084,470		Market Comparables	Implied foreign exchange rate	85.0	ARS/USD	Decrease	[c]
All other[d]	11,762,851	[e]

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cRepresents a significant impact to fair value and net assets.

dIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

eIncludes securities determined to have no value at January 31, 2020.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty
CITI	Citibank N.A.
MSCO	Morgan Stanley
RBCCM	Royal Bank of Canada

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

Currency		Selected Portfolio
ARS	Argentine Peso	CMT	1 year Constant Maturity Treasury Index
BYN	Belarusian Ruble	FRN	Floating Rate Note
CHF	Swiss Franc	GDP	Gross Domestic Product
COP	Colombian Peso	GDR	Global Depositary Receipt
DEM	Deutsche Mark	LIBOR	London InterBank Offered Rate
DOP	Dominican Peso	PIK	Payment-In-Kind
EGP	Egyptian Pound	PTN	Pass-through Note
EUR	Euro	T-Note	Treasury Note
GEL	Georgian Lari	VRI	Value Recovery Instrument
GHS	Ghanaian Cedi
IDR	Indonesian Rupiah
JPY	Japanese Yen
KES	Kenyan Shilling
KZT	Kazakhstani Tenge
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

ftinstitutional.com	Semiannual Report	33

FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

At July 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 13, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

$0.0068	$1.0469	$0.0000

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

ftinstitutional.com	Semiannual Report	35

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report Franklin Emerging Market Debt Opportunities Fund

Investment Manager	Distributor	Franklin Templeton
Franklin Templeton	Franklin Templeton Distributors, Inc.	Institutional Services
Investment Management		(800) 321-8563
Limited		ftinstitutional.com

© 2020 Franklin Templeton Investments. All rights reserved.	699 S 03/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1)	Code of Ethics

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date March 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date March 31, 2020

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date March 31, 2020